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                             [LOGO] EXCELSIOR FUNDS



                           Domestic Equity Portfolios


                                 ANNUAL REPORT

                                 March 31, 2002

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

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S DOMESTIC EQUITY MARKET REVIEW...................................    2
ADVISER'S INVESTMENT REVIEWS
 Blended Equity Fund......................................................    3
 Large Cap Growth Fund....................................................    4
 Optimum Growth Fund......................................................    5
 Small Cap Fund...........................................................    6
 Value and Restructuring Fund.............................................    7
 Mid Cap Value Fund.......................................................    8
 Energy and Natural Resources Fund........................................    9
 Real Estate Fund.........................................................   10
 Technology Fund..........................................................   11
 Biotechnology Fund.......................................................   12
STATEMENTS OF ASSETS AND LIABILITIES......................................   13
STATEMENTS OF OPERATIONS..................................................   15
STATEMENTS OF CHANGES IN NET ASSETS.......................................   17
FINANCIAL HIGHLIGHTS--SELECTED PER SHARE DATA AND RATIOS..................   19
PORTFOLIOS OF INVESTMENTS
 Blended Equity Fund......................................................   21
 Large Cap Growth Fund....................................................   23
 Optimum Growth Fund......................................................   24
 Small Cap Fund...........................................................   25
 Value and Restructuring Fund.............................................   26
 Mid Cap Value Fund ......................................................   28
 Energy and Natural Resources Fund........................................   29
 Real Estate Fund.........................................................   30
 Technology Fund..........................................................   31
 Biotechnology Fund.......................................................   32
NOTES TO FINANCIAL STATEMENTS.............................................   33
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS.........................   47
DIRECTORS/TRUSTEES AND OFFICERS OF THE EXCELSIOR FUNDS COMPLEX............   48
VOTING RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS........................   52
FEDERAL TAX INFORMATION...................................................   53

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate tele-phone number listed below:

.. Initial Purchase and Prospectus Information and Shareholder Services 1-800-
  446-1012 (From overseas, call 617-483-7297)
.. Current Price and Yield Information 1-800-446-1012
.. Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses may be obtained by contacting Excelsior Funds, Inc., Excelsior Tax-Ex-empt Funds, Inc. and Excelsior Funds Trust at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust at the following address:

    Excelsior Funds
    P.O. Box 8529
    Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

For each of us, our nation, our markets and the world economy the last year proved to be, perhaps, one of the most challenging in several decades.

Prior to the tragic events of September 11, modest market gains during the first fiscal quarter were already eroding, despite two rate cuts by the Federal Reserve. This was due to a seemingly faltering economy and concerns about corporate profits. When the markets re-opened, all the major domestic and international equity market indices fell precipitously, before eventually stabilizing. Our nation, and the financial markets, demonstrated remarkable resilience during the ensuing months. The Federal Reserve cut rates to historically low levels, providing a lift to the fixed-income markets. Consumer confidence remained remarkably steady and the equity markets bounced back, despite the instigation of military action in Afghanistan and revelations of questionable accounting practices at Enron and other major corporations. The latter issue dampened investor confidence in corporate earnings reports as the March 2002 fiscal quarter closed on a flat note.

While the prospects for the U.S. economy seem to be brightening, the world we live in has changed dramatically. As we adapt to the uncertainties of this new environment, we must also re-think our financial needs and objectives. Now, perhaps more than ever, diversification will play a critical role in achieving your investment goals.

As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you meet your financial objectives.

                                          Sincerely,
                                          /s/ Stephen C. Hassenfelt

                                          Stephen C. Hassenfelt
                                          President

EXCELSIOR FUNDS, INC.                             DOMESTIC EQUITY MARKET REVIEW
-------------------------------------------------------------------------------

  The equity markets in the fiscal year ended March 31, 2002, were inevitably hurt by the tragedies of September 11, which caused an already difficult environment to deteriorate dramatically. Still, in light of those tragic events, as well as the revelations of accounting debacles, first at Enron and then elsewhere, the markets' consequent recovery over the period was impressive, thanks in large part to a gradually strengthening economy.

  April 2001, the first month of the fiscal year, began on a sour note, with the S&P 500 and the Nasdaq both enduring their worst close since October 1998. But the misery was short-lived: a tech rally, a surprise Fed interest rate cut and strong home sales figures helped buoy the markets, though poor consumer-confidence numbers took away some of the fizz. A seven-week rally followed but was eventually halted by June-quarter profit warnings. Similar cautions also put an end to a four-day market streak in early June, and a 25-basis-point interest rate reduction by the Fed did little to spice things up.

  The equity markets in July and August, the first two months of the second fiscal quarter, wavered between uncertainty and modest declines, undermined as they were by a faltering economy and uninspired corporate profit reports. Conditions changed dramatically, of course, in the wake of September 11. Most U.S. stock markets were closed for a good part of that week, largely due to their proximity to Ground Zero. After re-opening, at the start of the following week, the Dow, the Nasdaq and the S&P 500 tumbled precipitously over several days but did eventually manage to stabilize somewhat and even see notable, though mostly temporary, gains. The Fed acted swiftly, cutting a major interest rate by 50 basis points and pumping huge amounts of liquidity into the economy. Consumer confidence, admittedly shaky before the attacks, managed to hold reasonably steady in their wake. Most agreed that the tragedy left us in largely uncharted waters; indeed, never had the U.S. had to face, in chorus, a fragile economy, probable recession, military action--and the looming threat of further terrorist activity.

  The markets did surprisingly well throughout much of the fiscal third quarter despite an uncertain economy, consumer trepidation and industry funk following the attacks, and U.S. military action in Afghanistan. Stocks climbed, albeit unsteadily, throughout October and much of November, mainly on investors' hopes of more interest rate cuts and the possibility of imminent economic recovery--and despite indications of rising unemployment and weakness in the service sector. On November 20, though, the markets went south as investors decided to cull profits, and earnings concerns again hammered tech stocks. Come December, however, the markets flew high once more, fueled by a strong housing-construction report and yet another interest rate cut by the Fed.

  Slowing the markets in the early portion of the fourth fiscal period were the ripple effects of September 11, more Enron type disclosures and the economy's faltering recovery. Worse, earnings season kicked in and revealed that many companies, especially in the financial sector, had fared poorly in the previous quarter. A mid-February report of rising retail sales seemed to provide a real turning point, though, causing the Dow to nestle briefly close to 10,000. Investors then seemed to gallop back to the markets, at least for a while, encouraged by the Fed's decision not to act in March as well as its move from an accommodative to a neutral stance--considered by many to be a strong signal that after a year, the economy was no longer confined to its sick bed.

EXCELSIOR FUNDS, INC.                                       BLENDED EQUITY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2002, the Fund realized a total return of -1.58%*, versus 0.26%** for the Standard & Poor's 500 Composite Stock Price Index. The Fund ranked 405 out of 807 funds, based on total return, in the Lipper Large-Cap Core Funds category*** for the same one year period. The Fund has performed well longer term, ranking 114 and 27 among 374 and 110 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2002, with cumulative total returns of 59.95%* and 227.28%*, respectively. During the fiscal first half, with weak spending on information technology and communications, many stocks in these sectors declined sharply. As we continued to believe in the long-term prospects for the area, we maintained our positions. The health care sector was particularly weak as well. Already challenging conditions became more so in the wake of September
11. In addition to technology and health care weaknesses, the Fund's growth-oriented utilities, AES and Enron (sold in October), were down significantly. Other weak performers included the Fund's biotechnology stocks. Some holdings posted gains, however, including Microsoft and IBM in the technology sector and Johnson & Johnson and Abbott Laboratories in health care. In the fiscal second half, signs of stability emerged in both the economy and the stock market. Strong Fund performers included energy stocks, Lockheed Martin, W.W. Grainger, Danaher and Sysco, to name a few. Throughout the year, the stocks of very large companies tended to under perform the broader market, negatively impacting the Fund. In response, and given our belief that the trend could continue for some time, we began to reduce the average market capitalization of the Fund through the sale or reduction of positions in some of the largest companies. We also reduced our position in information technology relative to the benchmark given high valuations and expectations of slower growth ahead.
We feel this response did aid the Fund during the year, but our investment strategy is long-term oriented. We continue to believe that taking advantage of volatility to invest in the highest-quality companies with strong future growth prospects--current temporarily challenging conditions notwithstanding-- is the best way of achieving satisfactory longer-term returns.



                                    [CHART]

                             Blended Equity Fund+
                 Average Annual Total Return Ended on 3/31/02*
                       1 year      5 years     10 years
                        (1.58)%     9.85%        12.59%


                                                S&P 500
                        Blended             Composite Stock
                      Equity Fund            Price Index**

3/31/1992               $10,000                 $10,000
3/31/1993               $11,926                 $11,521
3/31/1994               $12,706                 $11,687
3/31/1995               $14,567                 $13,503
3/31/1996               $18,420                 $17,833
3/31/1997               $20,463                 $21,368
3/31/1998               $30,863                 $31,618
3/31/1999               $36,927                 $37,465
3/31/2000               $45,384                 $44,186
3/31/2001               $33,257                 $34,606
3/21/2002               $32,732                 $34,689



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                      LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of -12.23%* versus -2.00%** for the Russell 1000 Growth Index. Overall, the Fund benefited during its first fiscal quarter from its positions in a communications equipment vendor whose share price rose over 100%, and in a major software company and an online/entertainment company, both of which saw advances of over 30%. A weak performer for the Fund was a major energy supply company that would later suffer serious accounting problems. Good news in the second fiscal quarter included strong indications that the rate of economic decline was slowing, but then the attacks of September 11 all but shut down any sense of optimism. The Fund benefited during this difficult time from its large position in health care, a sector that proved to be a bulwark in a declining market. Thanks in large part to rapidly shrinking inventories, technology stocks came through strongly for the Fund in the third fiscal quarter. We bought shares in the mortgage area as refinancing activity increased around that time. We eliminated our positions in Enron, for well-known reasons. In the fiscal fourth period, small-cap stocks outperformed large-caps, and the value investment style outpaced growth. Still, we oriented the Fund in that time frame toward growth stocks that seemed able to respond favorably to a cyclical upturn. This included shifting our technology holdings from hardware makers to service providers that appeared able to help companies deepen their network services. In health care, we also swung away from drug developers and biotechnology and toward medical suppliers.




                                    [CHART]

                            Large Cap Growth Fund+
                 Average Annual Total Return Ended on 3/31/02*
                                          Since Inception
                        1 year                (10/1/97)
                        (12.23)%                5.30%


                       Large Cap           Russell 1000
                      Growth Fund          Growth Index**
10/1/1997               $10,000               $10,000
3/31/1998               $12,158               $11,691
9/30/1998               $12,158               $11,111
3/31/1999               $20,431               $14,977
9/30/1999               $19,758               $14,983
3/31/2000               $27,117               $20,086
9/30/2000               $25,172               $18,493
3/31/2001               $14,371               $11,507
9/30/2001               $11,500               $10,053
3/31/2002               $12,614               $11,276



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST                                       OPTIMUM GROWTH FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of -9.12%* versus -2.00%** for the Russell 1000 Growth Index. Throughout the fiscal year, the Fund's quantitative overlay functioned as intended-- increasing diversification and reducing volatility without materially inhibiting return. The Fund was helped during its first fiscal quarter from its holdings in a communications equipment vendor that saw its share price climb over 100%, and in a large software firm and an online/entertainment name that both climbed over 30%. A poor performer for the Fund in the period was Enron. There was good news in the second fiscal quarter in the form of strong indications that the rate of economic decline was slowing. But then the terrorist attacks of September 11 wreaked havoc on investor optimism. The Fund benefited during this arduous time from its large position in health care, a sector that proved to be a buttress in a falling market. Thanks in large part to rapidly declining inventories, technology stocks performed well for the Fund in the third fiscal quarter. We bought shares in the mortgage area as refinancing activity had picked up. And we sold our positions in Enron, for well-known reasons. In the fiscal fourth period, small-cap stocks outperformed their large-cap brethren, and the value investment style outpaced growth. Still, we moved the Fund in that time frame toward growth stocks that seemed likely to respond positively to a cyclical upturn. As part of this move, we shifted our technology holdings from hardware makers to service providers that appeared able to help companies deepen their network services. In health care, we also edged away from drug developers and biotechnology and toward medical suppliers.

                                    [CHART]

                     Excelsior Optimum Growth Fund-Shares+
                 Average Annual Total Return Ended on 3/31/02*
                                Since Inception
                      1 year     5 years        (6/1/96)
                      (9.12)%    11.27%          9.95%


                Excelsior Optimum            Russell 1000
                   Growth Fund              Growth Index**

5/31/1996            $10,000                   $10,000
3/31/1997            $10,198                   $11,060
3/31/1998            $16,359                   $16,531
3/31/1999            $27,483                   $21,177
3/31/2000            $35,013                   $28,403
3/31/2001            $19,138                   $16,269
3/31/2002            $17,393                   $15,944



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                            SMALL CAP FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund achieved a total return of 21.61%* versus a 13.98%** return for The Russell 2000 Index. Our decision to focus investments on consumer related issues, energy/oil service companies, and companies benefiting from an advance in economic activity, were significant contributors to the positive variance to the index return. Additionally the Fund was overweighted in technology. This area had been neutral to results as some issues in the sector had performed nicely, while others seemed to be marking time in front of, what should be, a return to spending in this area next year. We were underweighted in interest rate sensitive issues, because (1) we believed reward was greater in other areas, and (2) most investors had figured that the next move in rates was higher; probably not good for earnings from rate sensitive businesses. We feel this underweighting was an opportunity cost for the Fund. Fundamentally, the Fund has acquired better companies at lower prices. The price-to-earnings ratio for the Fund is at a 30% discount to the Index. The average company in the Fund holds only 28% debt to total capitalization versus the Index at 47% debt to total capitalization. The average company in the Fund is quite profitable with over 15% return on equity, whereas the Indices' stocks earn only 7% return on equity. We are generally pleased with the composition of the Fund and anticipate no significant shifts.


                                    [CHART]

                                Small Cap Fund+
                 Average Annual Total Return Ended on 3/31/02*
              1 year      5 year      Since Inception (12/31/92)
              21.61%      8.90%                9.08%


                  Small Cap Fund      Russel 2000 Index**

12/31/1992           10,000                 10,000
 3/31/1993           10,572                 10,426
 3/31/1994           12,503                 11,574
 3/31/1995           14,399                 12,211
 3/31/1996           17,032                 15,758
 3/31/1997           14,591                 16,563
 3/31/1998           19,747                 23,522
 3/31/1999           15,519                 19,697
 3/31/2000           25,764                 27,042
 3/31/2001           18,373                 22,897
 3/21/2002           22,343                 26,098



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. There is greater volatility associated with an investment in the Small Cap Market.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                              VALUE AND RESTRUCTURING FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 6.60%* versus 4.38%** for the Russell 1000 Value Index and ranked 191 out of 494 funds, based on total return, in the Lipper Multi-Cap Value Funds category*** for the same one year period. The Funds long-term performance has been excellent, ranking 14 out of 229 funds in the same Lipper category for the five years ended March 31, 2002, with a cumulative return of 116.12%*. The Fund performed well in the fiscal first quarter due to overweightings in strong areas like financials, consumer cyclicals and transportation, and an underweighting in technology, an area that saw difficulties. The Fund's overall performance in the second fiscal quarter was dramatically affected by September 11. Before that date, the Fund held companies set to benefit from an improving economy; that meant we were in less of a defensive mode than at other times, which proved problematic after the attacks. We therefore made adjustments to reflect changed circumstances. Among names eliminated were CNF, a transportation-related company, and Zimmer Holdings, an orthopedics company, both with heavy debt loads. At the end of this difficult period, we were overweight in financials, consumer cyclicals and utilities, and underweight in technology, communications and energy. Considering the recent difficulties, the Fund performed well in the third fiscal period, due to the Fund's overweighting in non-defensive stocks, a hindrance in the previous period but now a positive in the improving economic environment. We also sold stocks hurt by the terrorist attacks, including travel-related names such as AMR (owner of American Airlines). The markets were sluggish early in the fiscal fourth quarter due largely to September 11 fallout, Enronitis and a sputtering economy, but they improved as the period progressed. We basically maintained our positions during these three months and saw the Fund improve to slightly better than break even. We continue to believe that the Fund's structure and strategy are advantageous.


                                    [CHART]

                         Value and Restructuring Fund+
                 Average Annual Total Return Ended on 3/31/02*
              1 year      5 years      Since Inception (12/31/92)
              6.60%       16.67%                 20.02%


               Value & Restructuring Fund    Russell 1000 Value Index**

12/31/1992              $10,000                        $10,000
 3/31/1993              $11,015                        $10,966
 3/31/1994              $13,923                        $11,423
 3/31/1995              $15,523                        $12,703
 3/31/1996              $21,185                        $16,959
 3/31/1997              $25,018                        $20,023
 3/31/1998              $38,037                        $29,468
 3/31/1999              $38,615                        $30,953
 3/31/2000              $54,976                        $32,916
 3/31/2001              $50,721                        $33,005
 3/21/2002              $54,069                        $34,453



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index composed of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in The Russell 5000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS TRUST________________________________________MID CAP VALUE FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of 14.23%* versus 14.45%** for the Russell Mid Cap Value Index. The Fund ranked 102 out of 172 funds, based on total return, in the Lipper Mid-Cap Value Funds category*** for the same one year period. The Funds long-term performance has been excellent, ranking 7 out of 72 funds in the same Lipper category for the five years ended March 31, 2002, with a cumulative return of 153.81%.* In the first fiscal quarter, the Fund performed well though it was constrained somewhat by its underweighting in technology, an area that had an unexpected boost in a difficult market. Still, we chose not to add to our tech holdings, a move that proved worthwhile later as the sector failed to sustain its momentum. The mid-cap value area performed well in the second fiscal quarter relative to other asset classes, but it was a difficult period for all equity markets due to the terrorist attacks on September 11. The Fund also suffered, a result of its exposure to several companies affected either by the attacks directly or by the ensuing economic tailspin. Come the third fiscal period, though, the Fund rebounded as many of its holdings, such as: Centex, a large home builder, Zale, a jewelry store operator, Polaris, York and Americredit, appreciated dramatically. The markets were sluggish early in the fourth fiscal quarter due largely to September 11 ripples, Enronitis and a sputtering economy. Still, the Fund performed positively. Several of the Fund's holdings, including Nova Chemicals and Black & Decker, all were up, but Adelphia Communications, which declined, hurt the Fund. In light of the obvious difficulties during the year, we believe the Fund performed relatively well. We continue to believe in the Fund's structure and strategy and our outlook going forward is optimistic.


                                    [CHART]

                          Mid Cap Value Fund-Shares+
                 Average Annual Total Return Ended on 3/31/02*
               1 year      5 years      Since Inception (6/1/96)
               14.23%      20.48%              19.96%


                Excelsior Mid     Russell 1000          Russell Mid
                Cap Value Fund   Value Index****     Cap Value Index**

 6/1/1996          $10,000          $10,000               $10,000
3/31/1997          $11,390          $11,616               $11,377
3/31/1998          $17,209          $17,095               $16,533
3/31/1999          $17,999          $17,956               $15,303
3/31/2000          $25,522          $19,095               $15,936
3/31/2001          $25,308          $19,146               $18,138
3/31/2002          $28,909          $19,987               $20,759



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Beginning with this report, we are now comparing the Fund's performance to the Russell Mid Cap Value index rather than the Russell 1000 Value index as this index better represents the Fund's investment universe. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: The Russell Company--The Russell Mid Cap Value Index measures the performance of medium-sized value-oriented securities.
 *** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
**** Source: The Russell Company--The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The Index includes dividends reinvested.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                          ENERGY AND NATURAL RESOURCES FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2002, the Fund realized a total return of -2.82%* versus 0.26%** for the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") and ranked 53 out of 71 funds, based on total return, in the Lipper Natural Resources Funds category*** for the same one year period. The Fund's long-term performance has been excellent, ranking 3 out of 38 funds in the same Lipper category for the five years ended March 31, 2002, with a cumulative return of 72.71%*. The Fund's first fiscal quarter was somewhat difficult, with share prices impacted by a sharp decline in natural gas prices that resulted from conservation efforts and consumer protests against brownouts and high energy prices in California. In response, we initiated positions in several independent power producers that stood to benefit from that situation. Stock prices were hurt by two major incidents in the second fiscal quarter: the terrorist attacks, which caused a severe drop-off in travel and, consequently, lower oil prices; and the disclosure of serious accounting problems at Enron. Warm weather and dwindling demand in the third fiscal quarter pushed down energy demand, causing natural gas reserves to rise and oil prices to dip briefly below $20. In response, we trimmed our holdings of several natural gas companies but concerned that OPEC would stick to its supply discipline, bought shares of several offshore drillers that had contracts with the major oil companies. We also increased our holdings in El Paso Energy, a company that we felt stood to emerge post-Enron with a stronger profile in merchant trading. In the fourth fiscal quarter the Fund handily outpaced the S&P 500. The oil service sector did extremely well in the period, and we added to our already significant holdings in the sector to take advantage of this out performance. Further OPEC discipline and the Middle East situation pushed crude oil prices up to around $26 per barrel, and we added several companies that we felt offered an attractive backlog of exploratory prospects.


                                    [CHART]

                      Energy and Natural Resources Fund+
                 Average Annual Total Return Ended on 3/31/02*
               1 year     5 years     Since Inception (12/31/92)
               (2.82)%    11.55%              13.08%


                                                      Standard & Poors 500
                   Energy And Natural                    Composite Stock
                    Resources Fund                        Price Index**

12/31/1992              $10,000                               $10,000
 3/31/1993              $11,156                               $10,437
 3/31/1994              $11,093                               $10,587
 3/31/1995              $11,568                               $12,232
 3/31/1996              $14,066                               $16,155
 3/31/1997              $18,044                               $19,357
 3/31/1998              $22,550                               $28,643
 3/31/1999              $19,792                               $33,939
 3/31/2000              $28,491                               $40,028
 3/31/2001              $32,072                               $31,350
 3/31/2002              $31,167                               $31,425



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

  The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                          REAL ESTATE FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2002, the Fund realized a return of 22.37%* versus 22.79%** for the Morgan Stanley REIT Index and ranked 27 out of 155 funds, based on total return, in the Lipper Real Estate Funds category**** for the same one year period. Overshadowing the real estate market in fiscal 2002 were, of course, the events of September 11. The sector's positive prospects in the first fiscal quarter were diminished by the terrorist attacks in the second fiscal period: Consumer and business confidence fell, slowing real estate purchases; and travel all but stalled, to the detriment of hotels and related REITs. That said, while the Fund declined in the period, it still out performed its benchmark index. While hotel REITs hurt the Fund (Host Marriott fell over 41% in the period), several healthcare REITs owned by the Fund returned over 15%; and a storage REIT and a retail REIT both climbed above 10%. In the third fiscal quarter (and in a virtual mirror of the previous three months), the Fund's hotel REIT holdings came back quite nicely while its healthcare REIT companies under performed the REIT index. In general, though, we maintained exposure to all real estate areas in the period, adding slightly to some names and selling partial holdings elsewhere. Signs of an economic recovery were evident in the fourth fiscal quarter but had yet to clearly benefit company earnings; as a consequence, investors seemed attracted to securities with high current yields such as those found in REITs. The Fund benefited from this, as well as from its hotel holdings, which recovered more ground lost in September. With the economy appearing to be in recovery, we believe the Fund is well positioned for the coming fiscal year, and we plan to continue to look for real estate-related securities with appealing valuations and current returns.

                                    [CHART]

                               Real Estate Fund+
                 Average Annual Total Return Ended on 3/31/02*
                 1 year                        Since Inception
                                                   (10/1/97)
                  22.37%                             5.77%


                 Real Estate   Morgan Stanley      Standard & Poor's 500
                    Fund        REIT Index**     Composite Stock Price Index***

10/1/1997          $10,000        $10,000                  $10,000
3/31/1998          $10,227        $10,026                  $11,721
9/30/1998          $ 8,947        $ 8,571                  $10,907
3/31/1999          $ 8,432        $ 7,988                  $13,889
9/30/1999          $ 8,357        $ 8,070                  $13,939
3/31/2000          $ 8,481        $ 8,223                  $16,379
9/30/2000          $10,231        $ 9,835                  $15,790
3/31/2001          $10,519        $10,160                  $12,829
9/30/2001          $11,424        $10,977                  $11,587
3/31/2002          $12,872        $12,475                  $12,861


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 10/1/97 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Morgan Stanley & Co., Incorporated--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Morgan Stanley REIT Index is an unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
 *** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
**** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                           TECHNOLOGY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2002, the Fund realized a total return of -32.91%* versus -8.58%** for the Goldman Sachs Technology Index. The technology sector had its share of difficulties during the Fund's fiscal year, including the terrorist attacks on September 11 and an economy teetering on recession. There were some bright spots, though, especially in the first fiscal quarter, as several of the Fund's holdings climbed between 30% and 110%. The second fiscal quarter saw tech stocks again the focus of concerns about declining capital spending for networking and telecommunications hardware, and the Fund suffered accordingly. Then, on September 11, the nation's very spirit came under attack, making a difficult environment worse. Still, against all odds, many high-tech stocks soon stabilized and the economy began a slow but fairly steady climb. The cautiously positive news continued in the third fiscal quarter, with technology stocks in general benefiting from dwindling inventories and a rekindling of investor interest in the sector after months of doom and gloom. Again the Fund was a beneficiary of several stocks that somewhat unexpectedly more than doubled in price during the three months. But its performance was also hindered by reports of weak company outlooks and negative investor sentiment. The upshot here was a sector that produced in-line or slightly better-than-expected results. Tech experienced a strong opening in its final fiscal quarter of 2002. But as investors reacted to the generally soft results from the previous quarter, it retreated into a trading range. It also became apparent that fundamental recovery in most tech sectors would lag that of the general economy. As such, it was a challenging period for the Fund, a situation aggravated by its concentrated exposure to telecom, media, and biotech--a situation we took steps to address.


                                    [CHART]

                               Technology Fund+
                 Average Annual Total Return Ended on 3/31/02*
                     1 Year               Since Inception
                                              (3/31/00)
                    (32.91)%                  (52.33)%


             Technology     Goldman Sachs        Standard & Poor's 500
                Fund       Technology Index** Composite Stock Price Index***

 3/31/2000    $10,000         $10,000                   $10,000
 5/31/2000    $ 9,473         $ 9,121                   $ 9,735
 8/31/2000    $ 9,344         $ 8,235                   $ 9,640
11/31/2000    $ 5,887         $ 5,367                   $ 8,886
 2/31/2001    $ 3,386         $ 3,888                   $ 7,832
 5/31/2001    $ 3,658         $ 4,458                   $ 8,290
 8/31/2001    $ 1,972         $ 2,874                   $ 7,073
11/31/2001    $ 2,686         $ 3,835                   $ 7,829
 2/31/2002    $ 2,272         $ 3,555                   $ 7,851



Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility and in addition the technology sector may be subject to obsolescence.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 3/31/00 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
   * Total return represents the change during the period in a hypothetical account with dividends reinvested.
  ** Source: Goldman Sachs--The Goldman Sachs Technology Index is a capitalization-weighted index based on a universe of 176 technology-related stocks using objective screening criteria by the Technology Group at Goldman Sachs.
 *** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
   + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR FUNDS, INC.                                        BIOTECHNOLOGY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2002, the Fund realized a total return of -11.64%* versus 0.82%** for the NASDAQ Biotechnology Index. The Fund is permitted to invest in a wide variety of companies from different areas of biotechnology, including genomics, and to focus on investments that we feel are at once leading edge, well managed and financially sound. At the end of the first fiscal quarter, the Fund was 95% invested; we made few changes during the period, adding opportunistically to the Fund where appropriate. The larger biotech companies held up more strongly than the smaller ones in the second fiscal quarter; that said, we continue to believe that the small- and mid-cap firms are where the greater share of innovation stands to occur. Pressure on the sector, and on the Fund, came from what we view as lack of leadership at the FDA, which has encouraged a more cautionary position toward drug approvals. The Fund performed well in the third fiscal quarter, as several big biotech mergers were announced in December, a trend that seemed likely to continue in 2002 and to bring attention to the industry. We added some new names that held good potential for drugs in areas such as obesity, daytime sleepiness and erectile dysfunction. In the last fiscal quarter, the Fund and its benchmark index were down in part due to a number of new product rejections and delays at the FDA. Biotechnology is increasingly providing products and productivity enhancements to the pharmaceutical industry and we believe that the Fund is well positioned to take advantage of this in the coming fiscal year.



                                    [CHART]

                              Biotechnology Fund+
                 Average Annual Total Return Ended on 3/31/02*
                    1 year      Since Inception (12/31/00)
                   (11.64)%             (29.70)%


                                                             S&P 500
              Biotechnology           NASDAQ              Composite Stock
                  Fund         Biotechnology Index**      Price Index***

12/29/2000     $10,000.00            $10,000.00             $10,000.00
 3/31/2001     $ 7,271.00            $ 7,069.00             $ 8,814.00
 6/30/2001     $ 8,957.00            $ 9,348.00             $ 9,330.00
 9/30/2001     $ 6,053.00            $ 6,849.00             $ 7,961.00
12/31/2001     $ 7,813.00            $ 8,380.00             $ 8,812.00
 3/31/2002     $ 6,425.00            $ 7,127.00             $ 8,836.00


Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Concentration in one economic sector may subject an investor to greater volatility and in addition the biotechnology sector may be subject to obsolescence.

  The above illustration compares a $10,000 investment made in the Fund and broad-based indices since 12/31/00 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: NASDAQ--The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the biotechnology sector. The index was developed with a base value of 200 as of November 1, 1993.
*** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Excelsior Funds
Statements of Assets and Liabilities
March 31, 2002


                              Blended     Large Cap      Optimum       Small
                               Equity       Growth       Growth         Cap
                                Fund         Fund         Fund          Fund
                            ------------ ------------  -----------  ------------
  ASSETS:
   Investments, at cost-
   see accompanying
   portfolios.............  $451,305,348 $214,823,378  $41,980,104  $148,379,008
                            ============ ============  ===========  ============
   Investments, at value
   (excluding Repurchase
   Agreements) (Note 1)...  $643,658,458 $188,276,801  $44,310,209  $155,134,507
   Repurchase Agreements,
   at value (Note 1)......    28,757,000           --    3,774,000    11,359,000
   Cash...................       113,785           --        9,845        16,762
   Dividends receivable...       623,057      114,973       36,631        34,500
   Interest receivable....         5,048           --          662         1,994
   Receivable for
   investments sold.......    84,766,460    2,603,946      288,456     5,043,744
   Receivable for fund
   shares sold............       952,910      143,396       15,066     1,383,076
   Foreign withholding tax
   receivable.............         8,118           --           --            --
   Prepaid expenses.......            --          107        1,132            --
   Unamortized
   organization costs
   (Note 6)...............            --        9,913           --            --
                            ------------ ------------  -----------  ------------
   Total Assets...........   758,884,836  191,149,136   48,436,001   172,973,583
  LIABILITIES:
   Payable for investments
   purchased..............    74,829,305           --           --     1,220,751
   Payable for fund shares
   redeemed...............       198,702      112,291      128,483         3,465
   Investment advisory
   fees payable (Note 2)..       405,302      108,951       58,824        96,087
   Administration fees
   payable (Note 2).......       176,546       29,236       30,583        10,235
   Administrative
   servicing fees payable
   (Note 2)...............        18,877        7,192           --            95
   Director's/Trustees'
   fees payable (Note 2)..            32           19           35            20
   Due to custodian bank..            --    1,555,873           --            --
   Accrued expenses and
   other payables.........       156,569       88,850      192,164        41,624
                            ------------ ------------  -----------  ------------
   Total Liabilities......    75,785,333    1,902,412      410,089     1,372,277
                            ------------ ------------  -----------  ------------
  NET ASSETS..............  $683,099,503 $189,246,724  $48,025,912  $171,601,306
                            ============ ============  ===========  ============
  NET ASSETS consist of:
   Undistributed net
   investment income......  $    570,265 $         --  $        --  $         --
   Accumulated net
   realized gain (loss) on
   investments............    28,922,208  (61,338,741)  (4,721,325)  (10,778,965)
   Unrealized appreciation
   (depreciation) of
   investments............   221,110,110  (26,546,577)   6,104,105    18,114,499
   Par value (Note 5).....        19,425       21,444           40        14,078
   Paid-in-capital in
   excess of par value....   432,477,495  277,110,598   46,643,092   164,251,694
                            ------------ ------------  -----------  ------------
  Total Net Assets........  $683,099,503 $189,246,724  $48,025,912  $171,601,306
                            ============ ============  ===========  ============
  Net Assets
   Shares.................  $683,099,503 $189,246,724  $ 8,749,295  $171,601,306
   Institutional Shares...            --           --   39,276,617            --
  Shares outstanding (Note
  5):
   Shares.................    19,424,712   21,444,384      743,846    14,078,483
   Institutional Shares...            --           --    3,286,103            --
  NET ASSET VALUE PER
   SHARE (net
   assets / shares
   outstanding):
   Shares.................        $35.17        $8.83       $11.76        $12.19
                                  ======        =====       ======        ======
   Institutional Shares...        $   --        $  --       $11.95        $   --
                                  ======        =====       ======        ======

                       See Notes to Financial Statements

    Value and        Mid Cap        Energy and       Real
  Restructuring       Value      Natural Resource   Estate      Technology   Biotechnology
       Fund            Fund            Fund          Fund          Fund          Fund
  --------------   ------------  ---------------- -----------  ------------  -------------
  $2,027,676,205   $ 88,657,773    $110,963,225   $81,508,113  $ 22,748,270   $50,270,041
  ==============   ============    ============   ===========  ============   ===========

  $2,347,684,503   $ 93,659,665    $125,407,525   $86,561,442  $ 11,725,382   $39,652,744
      57,944,000     10,466,000       2,840,000     5,802,000     1,023,000     2,673,000
         610,542         54,748          31,666        40,378         1,856         5,657
       1,108,931         44,825          33,899       398,470         3,077         1,326
          10,173          1,837             499         1,018           179           469
              --             --         536,890            --       132,240     1,014,626
      12,995,672        412,466         438,313       513,536        52,298         8,976
          11,234            572           3,696            --            --            --
              --          1,298              --           692         1,045            --
              --             --              --         3,740            --            --
  --------------   ------------    ------------   -----------  ------------   -----------
   2,420,365,055    104,641,411     129,292,488    93,321,276    12,939,077    43,356,798
              --             --              --     1,003,580       387,529       990,435
       3,122,108          1,222          56,525       809,042        63,600         5,850
         882,313        184,375           6,293       176,802        56,250       130,326
         274,021         16,865           8,150         9,460         1,946         5,040
         325,780             --          16,406           305           147           286
              69             77              17             2             9             1
              --             --              --            --            --            --
         578,116         61,283          36,304        14,054         9,283        19,886
  --------------   ------------    ------------   -----------  ------------   -----------
       5,182,407        263,822         123,695     2,013,245       518,764     1,151,824
  --------------   ------------    ------------   -----------  ------------   -----------
  $2,415,182,648   $104,377,589    $129,168,793   $91,308,031  $ 12,420,313   $42,204,974
  ==============   ============    ============   ===========  ============   ===========
  $    1,765,348   $     29,277    $    113,072   $   963,035  $         --   $        --
     (35,999,725)       (63,601)     (6,487,669)   (4,816,903)  (21,806,791)   (2,606,156)
     377,952,298     15,467,892      17,284,300    10,855,329    (9,999,888)   (7,944,297)
          74,016             78           8,970        12,862         7,790         9,390
   2,071,390,711     88,943,943     118,250,120    84,293,708    44,219,202    52,746,037
  --------------   ------------    ------------   -----------  ------------   -----------
  $2,415,182,648   $104,377,589    $129,168,793   $91,308,031  $ 12,420,313   $42,204,974
  ==============   ============    ============   ===========  ============   ===========
  $2,415,182,648   $ 50,477,480    $129,168,793   $91,308,031  $ 12,420,313   $42,204,974
              --     53,900,109              --            --            --            --
      74,015,803      3,796,923       8,969,275    12,861,719     7,789,844     9,389,670
              --      4,058,579              --            --            --            --
          $32.63         $13.29          $14.40         $7.10         $1.59         $4.49
          ======         ======          ======         =====         =====         =====
          $   --         $13.28          $   --         $  --         $  --         $  --
          ======         ======          ======         =====         =====         =====

                       See Notes to Financial Statements

Excelsior Funds
Statements of Operations
Year Ended March 31, 2002



                                Blended      Large Cap      Optimum           Small
                                 Equity        Growth       Growth             Cap
                                  Fund          Fund         Fund             Fund
                              ------------  ------------  -----------      -----------
  INVESTMENT INCOME:
   Interest income..........  $    214,004  $    116,516  $    47,850      $   261,985
   Dividends................     8,777,583     1,136,957      293,251          800,130
   Less: Foreign taxes
   withheld.................       (30,931)      (16,584)      (2,279)          (3,903)
                              ------------  ------------  -----------      -----------
   Total Income.............     8,960,656     1,236,889      338,822        1,058,212
  EXPENSES:
   Investment advisory fees
   (Note 2).................     5,334,166     1,866,978      328,346          620,323
   Administration fees (Note
   2).......................     1,081,063       378,376       77,001          157,155
   Administrative servicing
   fees (Note 2)............       743,518       199,034       34,438          122,791
   Administrative servicing
   fees--Shares (Note 2)....            --            --       15,207               --
   Custodian Fees...........       123,077        42,124       12,846           28,934
   Shareholder servicing
   agent fees (Note 2)......       210,751       147,173       39,605           31,162
   Legal and audit fees.....        74,730        26,364        3,726           12,034
   Shareholder reports......        63,075        15,336        5,874            9,218
   Registration and filing
   fees.....................        23,983        24,465       21,499           21,905
   Directors/Trustees' fees
   and expenses (Note 2)....        18,744         7,236        3,872            1,706
   Amortization of
   organization costs (Note
   6).......................            --        18,096           --               --
   Distribution fees--Shares
   (Note 2).................            --            --       10,266               --
   Miscellaneous expenses...        28,642         6,882        1,425            4,108
                              ------------  ------------  -----------      -----------
   Total Expenses...........     7,701,749     2,732,064      554,105        1,009,336
   Fees waived and
   reimbursed by:
   Investment adviser (Note
   2).......................      (565,971)     (164,262)    (115,808)        (105,901)
   Administrators (Note
   2).......................      (226,506)      (76,674)     (15,868)         (34,486)
                              ------------  ------------  -----------      -----------
   Net Expenses.............     6,909,272     2,491,128      422,429          868,949
                              ------------  ------------  -----------      -----------
  NET INVESTMENT INCOME
  (LOSS)....................     2,051,384    (1,254,239)     (83,607)         189,263
                              ------------  ------------  -----------      -----------
  REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  (NOTE 1):
   Net realized gain (loss):
   Security Transactions....    29,018,443   (45,950,570)  (2,208,480)         284,845
   Written options..........            --            --               --           --
                              ------------  ------------  -----------      -----------
   Total net realized gain
   (loss)...................    29,018,443   (45,950,570)  (2,208,480)         284,845
   Change in unrealized
   appreciation/depreciation
   on investments and
   written options during
   the year.................   (43,865,943)   14,848,997   (1,101,689)      21,599,119
                              ------------  ------------  -----------      -----------
   Net realized and
   unrealized gain (loss) on
   investments..............   (14,847,500)  (31,101,573)  (3,310,169)      21,883,964
                              ------------  ------------  -----------      -----------
   Net increase (decrease)
   in net assets resulting
   from operations..........  $(12,796,116) $(32,355,812) $(3,393,776)     $22,073,227
                              ============  ============  ===========      ===========


                       See Notes to Financial Statements

                               Energy and
    Value and       Mid Cap      Natural       Real
  Restructuring      Value      Resource      Estate      Technology   Biotechnology
      Fund           Fund         Fund         Fund          Fund          Fund
  -------------   -----------  -----------  -----------  ------------  -------------
  $  3,907,969    $    99,019  $   414,127  $   108,677  $     45,569   $   120,802
    21,718,308        629,514    1,637,810    3,487,678        13,641        42,494
       (96,100)        (2,371)     (17,094)          --          (543)           --
  ------------    -----------  -----------  -----------  ------------   -----------
    25,530,177        726,162    2,034,843    3,596,355        58,667       163,296
    12,695,055        419,339      698,006      628,598       197,399       316,318
     3,217,942         98,061      178,519       95,583        30,005        48,907
     3,383,843         12,246      181,539       40,936         6,982        43,712
            --         36,575           --           --            --            --
       367,876         10,255       24,502       10,738         9,673        23,393
     1,095,711         17,171      168,587       16,704        15,972        10,622
       193,269          8,550       11,427        7,152         2,390         4,701
       207,347          9,993       12,587        7,545         1,690         1,128
        72,627         18,029       24,279       18,828        12,234        14,080
        39,438          4,173        2,485        1,073           276           268
            --             --           --        6,119            --            --
            --          3,844           --           --            --            --
       235,343          2,500        2,611           49         1,132         1,215
  ------------    -----------  -----------  -----------  ------------   -----------
    21,508,451        640,736    1,304,542      833,325       277,753       464,344
      (954,672)       (63,959)    (132,136)     (59,031)      (26,219)      (52,904)
      (696,039)       (22,250)     (37,476)     (21,604)       (5,689)      (11,312)
  ------------    -----------  -----------  -----------  ------------   -----------
    19,857,740        554,527    1,134,930      752,690       245,845       400,128
  ------------    -----------  -----------  -----------  ------------   -----------
     5,672,437        171,635      899,913    2,843,665      (187,178)     (236,832)
  ------------    -----------  -----------  -----------  ------------   -----------
   (14,910,892)       (54,685)  (6,465,192)   1,566,657   (19,238,183)   (2,547,668)
       557,362             --           --           --            --            --
  ------------    -----------  -----------  -----------  ------------   -----------
   (14,353,530)       (54,685)  (6,465,192)   1,566,657   (19,238,183)   (2,547,668)
   129,989,778     10,367,219     (629,669)   9,161,715    12,938,025    (4,618,709)
  ------------    -----------  -----------  -----------  ------------   -----------
   115,636,248     10,312,534   (7,094,861)  10,728,372    (6,300,158)   (7,166,377)
  ------------    -----------  -----------  -----------  ------------   -----------
  $121,308,685    $10,484,169  $(6,194,948) $13,572,037  $ (6,487,336)  $(7,403,209)
  ============    ===========  ===========  ===========  ============   ===========

                       See Notes to Financial Statements

Excelsior Funds
Statements of Changes in Net Assets

                                        Blended       Large Cap      Optimum
                                        Equity         Growth         Growth
                                         Fund           Fund           Fund
                                     -------------  -------------  ------------
  Year Ended March 31, 2002
  Net investment income (loss).....  $   2,051,384  $  (1,254,239) $    (83,607)
  Net realized gain (loss) on
  investments......................     29,018,443    (45,950,570)   (2,208,480)
  Net realized gain on written
  options..........................             --             --            --
  Change in unrealized
  appreciation/depreciation of
  investments and written options
  during the year..................    (43,865,943)    14,848,997    (1,101,689)
                                     -------------  -------------  ------------
  Net increase(decrease) in net
  assets resulting from
  operations.......................    (12,796,116)   (32,355,812)   (3,393,776)
  Distributions to shareholders:
   From net investment income
   Shares..........................     (1,647,157)            --            --
   Institutional shares............             --             --            --
   Return of capital
   Shares..........................             --             --            --
   From net realized gain on
   investments
   Shares..........................     (3,334,740)            --            --
   Institutional shares............             --             --            --
                                     -------------  -------------  ------------
     Total Distributions...........     (4,981,897)            --            --
                                     -------------  -------------  ------------
  Increase (decrease) in net assets
  from fund share transactions
  (Note 5)
   Shares..........................    (23,302,179)   (55,901,666)   (3,965,462)
   Institutional shares............             --             --       142,856
                                     -------------  -------------  ------------
     Total from fund share
     transactions..................    (23,302,179)   (55,901,666)   (3,822,606)
                                     -------------  -------------  ------------
  Net increase (decrease) in net
  assets...........................    (41,080,192)   (88,257,478)   (7,216,382)
  NET ASSETS:
   Beginning of period.............    724,179,695    277,504,202    55,242,294
                                     -------------  -------------  ------------
   End of period (1)...............  $ 683,099,503  $ 189,246,724  $ 48,025,912
                                     =============  =============  ============
   (1) Including undistributed net
   investment income...............  $     570,265  $          --  $         --
                                     =============  =============  ============
  Year Ended March 31, 2001
  Net investment income (loss).....  $     272,835  $  (2,205,590) $   (305,451)
  Net realized gain (loss) on
  investments......................     31,907,805        (67,996)    5,758,275
  Net realized loss on foreign
  currency transactions............             --             --            --
  Change in unrealized
  appreciation/depreciation of
  investments, written options and
  foreign currency translations
  during the year..................   (300,418,880)  (245,849,775)  (54,320,294)
                                     -------------  -------------  ------------
  Net increase(decrease) in net
  assets resulting from
  operations.......................   (268,238,240)  (248,123,361)  (48,867,470)
  Distributions to shareholders:
   From net investment income
   Shares..........................       (213,595)            --           (37)
   Institutional shares............             --             --            --
   Return of capital
   Shares..........................             --             --            --
   From net realized gain on
   investments
   Shares..........................    (26,809,624)            --    (3,877,457)
   Institutional shares............             --             --   (13,038,399)
   In excess of net realized gains
   Shares..........................             --             --      (574,067)
   Institutional shares............             --             --    (1,931,245)
                                     -------------  -------------  ------------
     Total Distributions...........    (27,023,219)            --   (19,421,205)
                                     -------------  -------------  ------------
  Increase in net assets from fund
  share transactions (Note 5)
   Shares..........................     26,032,049     27,313,465     6,705,413
   Institutional shares............             --             --     8,970,057
                                     -------------  -------------  ------------
     Total from fund share
     transactions..................     26,032,049     27,313,465    15,675,470
                                     -------------  -------------  ------------
  Net increase (decrease) in net
  assets...........................   (269,229,410)  (220,809,896)  (52,613,205)
  NET ASSETS:
   Beginning of period.............    993,409,105    498,314,098   107,855,499
                                     -------------  -------------  ------------
   End of period (2)...............  $ 724,179,695  $ 277,504,202  $ 55,242,294
                                     =============  =============  ============
  --------
   (2) Including undistributed net
   investment income...............  $     166,038  $          --  $         --
                                     =============  =============  ============
  --------

* Technology Fund commenced operations on March 31, 2000.
** Biotechnology Fund commenced operations on December 31, 2000.
                       See Notes to Financial Statements

                   Value and       Mid Cap        Energy and       Real
   Small Cap     Restructuring      Value      Natural Resource   Estate      Technology   Biotechnology
      Fund            Fund           Fund            Fund          Fund         Fund*         Fund**
  ------------   --------------  ------------  ---------------- -----------  ------------  -------------
  $    189,263   $    5,672,437  $    171,635    $    899,913   $ 2,843,665  $   (187,178)  $  (236,832)
       284,845      (14,910,892)      (54,685)     (6,465,192)    1,566,657   (19,238,183)   (2,547,668)
            --          557,362            --            --              --            --           --
    21,599,119      129,989,778    10,367,219        (629,669)    9,161,715    12,938,025    (4,618,709)
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    22,073,227      121,308,685    10,484,169      (6,194,948)   13,572,037    (6,487,336)   (7,403,209)
      (210,854)      (5,193,568)      (18,703)       (853,860)   (2,633,376)           --       (26,689)
            --               --      (143,203)           --              --            --           --
      (107,471)              --            --            --        (125,321)           --           --
            --               --      (530,339)     (3,495,646)           --            --           --
            --               --    (1,476,213)           --              --            --           --
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
      (318,325)      (5,193,568)   (2,168,458)     (4,349,506)   (2,758,697)           --       (26,689)
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    62,666,031      476,357,090    45,105,802      36,863,210    36,257,420    (5,520,847)   34,371,571
            --               --     7,592,176            --              --            --            --
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    62,666,031      476,357,090    52,697,978      36,863,210    36,257,420    (5,520,847)   34,371,571
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    84,420,933      592,472,207    61,013,689      26,318,756    47,070,760   (12,008,183)   26,941,673
    87,180,373    1,822,710,441    43,363,900     102,850,037    44,237,271    24,428,496    15,263,301
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
  $171,601,306   $2,415,182,648  $104,377,589    $129,168,793   $91,308,031  $ 12,420,313   $42,204,974
  ============   ==============  ============    ============   ===========  ============   ===========
  $         --   $    1,765,348  $     29,277    $    113,072   $   963,035  $         --   $        --
  ============   ==============  ============    ============   ===========  ============   ===========
  $    607,726   $   25,358,808  $  1,016,313    $    396,122   $ 2,277,710  $    (75,658)  $    26,688
   (11,102,718)      (3,329,084)   18,900,997       7,229,983      (570,228)   (2,568,608)      (58,488)
            --        2,718,044            --            --              --            --           --
   (24,787,556)    (173,836,542)  (21,861,799)       (497,331)    6,640,885   (22,937,913)   (3,325,588)
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
   (35,282,548)    (149,088,774)   (1,944,489)      7,128,774     8,348,367   (25,582,179)   (3,357,388)
      (552,989)     (24,440,267)       (6,855)       (366,973)   (1,933,429)           --           --
            --               --      (990,315)           --              --            --           --
            --               --            --            --        (449,212)         (563)          --
            --               --      (314,502)     (7,662,376)           --            --           --
            --               --   (17,700,442)           --              --            --           --
            --               --            --            --              --            --           --
    (7,572,357)              --            --            --              --            --           --
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    (8,125,346)     (24,440,267)  (19,012,114)     (8,029,349)   (2,382,641)         (563)          --
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    22,647,253      788,995,189     2,433,218      32,624,942     4,568,102    50,011,238    18,620,689
            --               --     7,573,038            --              --            --           --
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
    22,647,253      788,995,189    10,006,256      32,624,942     4,568,102    50,011,238    18,620,689
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
   (20,760,641)     615,466,148   (10,950,347)     31,724,367    10,533,828    24,428,496    15,263,301
   107,941,014    1,207,244,293    54,314,247      71,125,670    33,703,443            --           --
  ------------   --------------  ------------    ------------   -----------  ------------   -----------
  $ 87,180,373   $1,822,710,441  $ 43,363,900    $102,850,037   $44,237,271  $ 24,428,496   $15,263,301
  ============   ==============  ============    ============   ===========  ============   ===========
  $     38,045   $    1,286,479  $     19,749    $     67,468   $    59,493  $         --   $    26,688
  ============   ==============  ============    ============   ===========  ============   ===========

                       See Notes to Financial Statements

Excelsior Funds
Financial Highlights--Selected Per Share Data and Ratios

                                                     Net Realized and               Dividends    Distributions From Net
                  Net Asset Value,      Net       Unrealized Gain (Loss) Total From  From Net       Realized Gain on
                    Beginning of    Investment      on Investments and   Investment Investment        Investments
                       Period      Income (Loss)         Options         Operations   Income          and Options
                  ---------------- -------------  ---------------------- ---------- ----------   ----------------------
BLENDED EQUITY FUND -- (4/25/85*)
 Shares:
 Year Ended March
 31,
 1998............      $25.81         $ 0.16              $12.59           $12.75     $(0.16)            $(2.28)
 1999............       36.12           0.11                6.90             7.01      (0.13)             (0.49)
 2000............       42.51           0.03                9.54             9.57      (0.06)             (1.34)
 2001............       50.63           0.01              (13.31)          (13.30)     (0.01)             (1.33)
 2002............       35.99           0.10               (0.67)           (0.57)     (0.08)             (0.17)
LARGE CAP GROWTH FUND --
 (10/1/97*)
 Shares:
 Period Ended
 March 31, 1998..      $ 7.00            --               $ 1.51           $ 1.51        --                 --
 Year Ended March
 31,
 1999............        8.51         $(0.03)               5.82             5.79        --                 --
 2000............       14.30          (0.06)               4.74             4.68        --                 --
 2001............       18.98          (0.08)              (8.84)           (8.92)       --                 --
 2002............       10.06          (0.06)              (1.17)           (1.23)       --                 --
OPTIMUM GROWTH FUND -- (6/1/96*)
 Shares:
 Year Ended March
 31,
 1998............      $10.18         $(0.01)             $ 6.15           $ 6.14     $(0.01)               --
 1999............       16.31          (0.06)              11.15            11.09        --                 --
 2000............       27.40          (0.11)               7.16             7.05        --              $(3.88)
 2001............       30.57          (0.10)             (12.08)          (12.18)       --               (4.75)
 2002............       12.94          (0.05)(6)           (1.13)(6)        (1.18)       --                 --
SMALL CAP FUND -- (12/31/92*)
 Shares:
 Year Ended March
 31,
 1998............      $ 8.83         $(0.01)             $ 3.13           $ 3.12        --                 --
 1999............       11.95            --                (2.56)           (2.56)       --              $(0.12)
 2000............        9.27            --                 6.12             6.12        --                 --
 2001............       15.39           0.07               (4.41)           (4.34)    $(0.07)               --
 2002............       10.06           0.03                2.14             2.17      (0.04)(5)            --
VALUE AND RESTRUCTURING FUND --
 (12/31/92*)
 Shares:
 Year Ended March
 31,
 1998............      $15.93         $ 0.10              $ 8.12           $ 8.22     $(0.09)            $(0.27)
 1999............       23.79           0.13                0.21             0.34      (0.11)             (0.14)
 2000............       23.88           0.07               10.03            10.10      (0.09)               --
 2001............       33.89           0.60               (3.21)           (2.61)     (0.59)               --
 2002............       30.69           0.08                1.94             2.02      (0.08)               --
MID CAP VALUE FUND -- (6/1/96*)
 Shares:
 Year Ended March
 31,
 1998............      $11.33         $ 0.07              $ 5.57           $ 5.64     $(0.06)            $(0.80)
 1999............       16.11           0.08                0.55             0.63      (0.07)             (1.32)
 2000............       15.35           0.01                6.35             6.36      (0.05)             (0.32)
 2001............       21.34           0.37               (1.27)           (0.90)     (0.37)             (8.08)
 2002............       11.99           0.01 (6)            1.67 (6)         1.68      (0.02)             (0.36)
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Shares:
 Year Ended March
 31,
 1998............      $11.12         $ 0.09              $ 2.69           $ 2.78     $(0.10)            $(1.07)
 1999............       12.66           0.10               (1.65)           (1.55)     (0.09)               --
 2000............       11.02           0.04                4.72             4.76      (0.06)             (0.51)
 2001............       15.21           0.07                1.60             1.67      (0.07)             (1.40)
 2002............       15.41           0.10               (0.58)           (0.48)     (0.10)             (0.43)
REAL ESTATE FUND -- (10/1/97*)
 Shares:
 Period Ended
 March 31, 1998..      $ 7.00         $ 0.15              $ 0.01           $ 0.16     $(0.11)               --
 Year Ended March
 31,
 1999............        7.05           0.33               (1.55)           (1.22)     (0.33)               --
 2000............        5.50           0.34               (0.31)            0.03      (0.32)               --
 2001............        5.21           0.33                0.89             1.22      (0.34)(7)            --
 2002............        6.09           0.31                1.01             1.32      (0.31)(7)            --
TECHNOLOGY
FUND --
 (3/31/00*)
 Shares:
 Period Ended
 March 31, 2001..      $ 7.00         $(0.01)             $(4.62)          $(4.63)       --  (4)            --
 Year Ended March
 31, 2002........        2.37          (0.02)              (0.76)           (0.78)       --                 --
BIOTECHNOLOGY FUND -- (12/31/00*)
 Shares:
 Period Ended
 March 31, 2001..      $ 7.00         $ 0.01              $(1.92)          $(1.91)       --                 --
 Year Ended March
 31, 2002........        5.09          (0.02)              (0.57)           (0.59)    $(0.01)               --

                     Distributions in
                       Excess of Net
                     Realized Gain on
                  Investments and Options
                  -----------------------
BLENDED EQUITY FUND -- (4/25/85*)
 Shares:
 Year Ended March
 31,
 1998............           --
 1999............           --
 2000............         $(0.05)
 2001............           --
 2002............           --
LARGE CAP GROWTH FUND --
 (10/1/97*)
 Shares:
 Period Ended
 March 31, 1998..           --
 Year Ended March
 31,
 1999............           --
 2000............           --
 2001............           --
 2002............           --
OPTIMUM GROWTH FUND -- (6/1/96*)
 Shares:
 Year Ended March
 31,
 1998............           --
 1999............           --
 2000............           --
 2001............         $(0.70)
 2002............           --
SMALL CAP FUND -- (12/31/92*)
 Shares:
 Year Ended March
 31,
 1998............           --
 1999............           --
 2000............           --
 2001............         $(0.92)
 2002............           --
VALUE AND RESTRUCTURING FUND --
 (12/31/92*)
 Shares:
 Year Ended March
 31,
 1998............           --
 1999............           --
 2000............           --
 2001............           --
 2002............           --
MID CAP VALUE FUND -- (6/1/96*)
 Shares:
 Year Ended March
 31,
 1998............           --
 1999............           --
 2000............           --
 2001............           --
 2002............           --
ENERGY AND NATURAL RESOURCES FUND -- (12/31/92*)
 Shares:
 Year Ended March
 31,
 1998............         $(0.07)
 1999............           --
 2000............           --
 2001............           --
 2002............           --
REAL ESTATE FUND -- (10/1/97*)
 Shares:
 Period Ended
 March 31, 1998..           --
 Year Ended March
 31,
 1999............           --
 2000............           --
 2001............           --
 2002............           --
TECHNOLOGY
FUND --
 (3/31/00*)
 Shares:
 Period Ended
 March 31, 2001..           --
 Year Ended March
 31, 2002........           --
BIOTECHNOLOGY FUND -- (12/31/00*)
 Shares:
 Period Ended
 March 31, 2001..           --
 Year Ended March
 31, 2002........           --

 * Commencement of Operations
(1)  Not annualized
(2)  Annualized
(3) Expense ratios before waiver of fees and reimbursement of expenses (if any) by advisor and administrators.
(4)  Amount represents less than $0.01 per share.
(5) Includes a return of capital of $(0.01).
(6) For comparative purposes per share amounts are based on average shares outstanding.
(7) Includes a Return of Capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively.

                       See Notes to Financial Statements


                                                                Ratio of Net          Ratio of Gross           Ratio of Net
    Total      Net Asset Value, Total       Net Assets, End Operating Expenses to Operating Expenses to  Investment Income (Loss)
Distributions   End of Period   Return      of Period (000)  Average Net Assets   Average Net Assets (3)  to Average Net Assets
-------------  ---------------- ------      --------------- --------------------- ---------------------- ------------------------
    $(2.44)         $36.12       50.82 %       $ 594,909            0.99%                  1.06%                   0.55 %
     (0.62)          42.51       19.65 %         720,273            0.95%                  1.01%                   0.29 %
     (1.45)          50.63       22.90 %         993,409            0.97%                  1.02%                   0.08 %
     (1.34)          35.99      (26.72)%         724,180            0.99%                  1.06%                   0.03 %
     (0.25)          35.17       (1.58)%         683,100            0.97%                  1.08%                   0.29 %


       --           $ 8.51       21.57 %(1)    $  47,529            1.05%(2)               1.20%(2)               (0.16)%(2)

       --            14.30       68.04 %         251,548            1.04%                  1.08%                  (0.53)%
       --            18.98       32.73 %         498,314            1.01%                  1.07%                  (0.48)%
       --            10.06      (47.00)%         277,504            1.01%                  1.08%                  (0.50)%
       --             8.83      (12.23)%         189,247            1.00%                  1.10%                  (0.50)%



    $(0.01)         $16.31       60.41 %       $   6,602            1.05%                  1.32%                  (0.12)%
       --            27.40       68.00 %          12,414            1.05%                  1.26%                  (0.34)%
     (3.88)          30.57       27.40 %          21,967            1.05%                  1.18%                  (0.43)%
     (5.45)          12.94      (45.34)%          13,249            1.05%                  1.20%                  (0.53)%
       --            11.76       (9.12)%           8,749            1.04%                  1.32%                  (0.37)%

       --           $11.95       35.33 %       $  68,548            0.94%                  1.01%                  (0.14)%
    $(0.12)           9.27      (21.41)%          43,788            0.94%                  1.05%                  (0.04)%
       --            15.39       65.91 %         107,941            0.92%                  1.03%                   0.01 %
     (0.99)          10.06      (28.69)%          87,180            0.89%                  1.04%                   0.57 %
     (0.04)(5)       12.19       21.61 %         171,601            0.84%                  0.98%                   0.19 %

    $(0.36)         $23.79       52.10 %       $ 388,447            0.89%                  0.93%                   0.54 %
     (0.25)          23.88        1.48 %         594,615            0.93%                  1.07%                   0.59 %
     (0.09)          33.89       42.41 %       1,207,244            0.90%                  1.03%                   0.25 %
     (0.59)          30.69       (7.74)%       1,822,710            0.95%                  1.02%                   1.66 %
     (0.08)          32.63        6.60 %       2,408,053            0.94%                  1.02%                   0.27 %


    $(0.86)         $16.11       51.09 %       $      78            1.05%                  1.35%                   0.47 %
     (1.39)          15.35        4.59 %             125            1.05%                  1.32%                   0.53 %
     (0.37)          21.34       41.60 %             336            1.05%                  1.20%                   0.02 %
     (8.45)          11.99       (0.84)%           2,371            1.03%                  1.26%                   0.97 %
     (0.38)          13.29       14.23 %          50,477            1.05%                  1.16%                   0.07 %

    $(1.24)         $12.66       24.97 %       $  46,174            0.99%                  1.07%                   0.69 %
     (0.09)          11.02      (12.23)%          43,021            0.98%                  1.09%                   0.97 %
     (0.57)          15.21       44.61 %          71,126            0.97%                  1.08%                   0.37 %
     (1.47)          15.41       11.98 %         102,850            0.99%                  1.05%                   0.46 %
     (0.53)          14.40       (2.82)%         129,169            0.98%                  1.12%                   0.77 %


    $(0.11)         $ 7.05        2.26 %(1)    $  41,171            1.20%(2)               1.40%(2)                5.02 %(2)
     (0.33)           5.50      (17.55)%          32,841            1.20%                  1.43%                   5.37 %
     (0.32)           5.21        0.58 %          33,703            1.20%                  1.41%                   6.17 %
     (0.34)           6.09       24.03 %          44,237            1.20%                  1.36%                   5.52 %
     (0.31)           7.10       22.37 %          91,308            1.20%                  1.33%                   4.53 %


       --  (4)      $ 2.37      (66.14)%(1)    $  24,428            1.25%(2)               1.50%(2)               (0.42)%(2)
       --             1.59      (32.91)%          12,420            1.25%                  1.41%                  (0.95)%


       --           $ 5.09      (27.29)%(1)    $  15,263            1.25%(2)               2.19%(2)                1.11 %(2)
    $(0.01)           4.49      (11.64)%          42,205            1.24%                  1.44%                  (0.74)%

 Portfolio    Fee
 Turnover   Waivers
   Rate     (Note 2)
 ---------- --------
    28%     $0.02
    20%      0.02
    24%      0.02
    36%      0.03
    43%      0.04


    12%(2)   --

     4%      --
    20%     $0.01
    20%      0.01
    10%      0.01



    19%     $0.03
    22%      0.04
    44%      0.03
    46%      0.03
    43%      0.04

    73%     $0.01
   115%      0.01
   134%      0.01
   132%      0.02
   144%      0.01

    30%     $0.01
    43%      0.03
    20%      0.03
    15%      0.03
     8%      0.02


    51%     $0.05
    55%      0.04
    45%      0.05
    95%      0.09
    24%      0.01

    88%     $0.01
    96%      0.01
   138%      0.01
    59%      0.01
    73%      0.02


    30%(2)  $0.01
    28%      0.01
    27%      0.01
    29%      0.01
    25%      0.01


    19%(2)   --
    60%      --


     2%(2)  $0.01
    32%      0.01

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Blended Equity Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 93.02%
         CONSUMER DISCRETIONARY -- 9.56%
  34,000 +Autozone, Inc. ........................................   $  2,340,900
  65,961 +Brinker International, Inc. ...........................      2,137,796
  80,000 +Comcast Corp., Class A Special.........................      2,543,200
  69,045 Darden Restaurants, Inc. ...............................      2,802,537
 196,549 Ford Motor Co. .........................................      3,241,093
 100,000 Herman Miller, Inc. ....................................      2,377,000
  64,530 Home Depot, Inc. .......................................      3,136,803
  62,900 Lowe's Cos. ............................................      2,735,521
 267,000 Target Corp. ...........................................     11,513,040
 351,562 Wal-Mart Stores, Inc. ..................................     21,547,235
 473,945 Walt Disney Co. ........................................     10,938,651
                                                                    ------------
                                                                      65,313,776
                                                                    ------------
         CONSUMER STAPLES -- 7.28%
  91,000 Albertson's, Inc. ......................................      3,015,740
  50,000 Campbell Soup Co. ......................................      1,340,000
  33,000 Coca-Cola Co. ..........................................      1,724,580
  51,030 Colgate-Palmolive Co. ..................................      2,916,365
 190,445 General Mills, Inc. ....................................      9,303,238
 159,000 Gillette Co. ...........................................      5,407,590
  58,000 Kellogg Co. ............................................      1,947,060
  47,000 Philip Morris Cos., Inc. ...............................      2,475,490
 120,094 +Safeway, Inc. .........................................      5,406,632
 398,801 Sysco Corp. ............................................     11,892,246
 109,900 Walgreen Co. ...........................................      4,306,981
                                                                    ------------
                                                                      49,735,922
                                                                    ------------
         ENERGY -- 8.96%
  48,000 Anadarko Petroleum Corp. ...............................      2,709,120
 157,212 BP plc ADR..............................................      8,347,957
  49,800 Burlington Resources, Inc. .............................      1,996,482
  48,000 ChevronTexaco Corp. ....................................      4,332,960
 533,158 Exxon Mobil Corp. ......................................     23,368,315
 103,000 +Nabors Industries, Inc. ...............................      4,351,750
 140,845 Phillips Petroleum Co. .................................      8,845,066
  93,100 Royal Dutch Petroleum Co. ADR...........................      5,057,192
  56,400 Unocal Corp. ...........................................      2,196,780
                                                                    ------------
                                                                      61,205,622
                                                                    ------------
         FINANCIAL -- 18.41%
 275,570 Allstate Corp. .........................................     10,408,279
 105,000 American Express Co. ...................................      4,300,800
 246,355 American International Group............................     17,772,050
 220,000 Citigroup, Inc. ........................................     10,894,400
  60,000 Fannie Mae..............................................      4,792,800
 279,301 FleetBoston Financial Corp. ............................      9,775,535
  74,870 Hartford Financial Services Group, Inc. ................      5,100,144
  62,400 MBIA, Inc. .............................................      3,412,656
  55,588 Mellon Financial Corp. .................................      2,145,141
  30,000 Merrill Lynch & Co., Inc. ..............................      1,661,400
 200,858 Morgan Stanley Dean Witter & Co. .......................     11,511,172
 242,600 State Street Corp. .....................................     13,435,188
 504,795 US Bancorp..............................................     11,393,223

                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- (continued)
         FINANCIAL -- (continued)
 201,000 Washington Mutual, Inc. ................................   $  6,659,130
 252,240 Wells Fargo & Co. ......................................     12,460,656
                                                                    ------------
                                                                     125,722,574
                                                                    ------------
         HEALTH CARE -- 15.83%
 240,000 Abbott Laboratories.....................................     12,624,000
  99,717 +Amgen, Inc. ...........................................      5,951,111
  14,330 +Genentech, Inc. .......................................        722,948
  69,700 HCA, Inc. ..............................................      3,072,376
 404,190 Johnson & Johnson.......................................     26,252,140
 120,000 Medtronic, Inc. ........................................      5,425,200
  16,200 Merck & Co., Inc. ......................................        932,796
 501,097 Pfizer, Inc. ...........................................     19,913,595
 146,000 Pharmacia Corp. ........................................      6,581,680
 110,000 Schering-Plough Corp. ..................................      3,443,000
  81,900 +Tenet Healthcare Corp. ................................      5,488,938
  92,880 +Wellpoint Health Networks..............................      5,913,670
 180,365 Wyeth...................................................     11,840,962
                                                                    ------------
                                                                     108,162,416
                                                                    ------------
         INDUSTRIALS -- 12.63%
  60,600 Boeing Co. .............................................      2,923,950
  66,000 Caterpillar, Inc. ......................................      3,752,100
  47,000 Cooper Industries, Inc. ................................      1,971,650
 140,060 Danaher Corp. ..........................................      9,947,061
  75,000 Deluxe Corp. ...........................................      3,469,500
  90,000 Dover Corp. ............................................      3,690,000
 566,333 General Electric Co. ...................................     21,209,171
 153,566 Illinois Tool Works, Inc. ..............................     11,110,500
 160,880 John Wiley & Sons, Class A..............................      4,215,056
 127,500 Lockheed Martin Corp. ..................................      7,341,450
  82,000 Tyco International Ltd. ................................      2,650,240
 185,165 W.W. Grainger, Inc. ....................................     10,411,828
 132,000 Waste Management, Inc. .................................      3,597,000
                                                                    ------------
                                                                      86,289,506
                                                                    ------------
         INFORMATION TECHNOLOGY -- 15.69%
 146,330 +Analog Devices, Inc. ..................................      6,590,703
  50,000 +Applied Materials, Inc. ...............................      2,713,500
  20,000 +Broadcom Corp., Class A................................        718,000
 771,578 +Cisco Systems, Inc. ...................................     13,055,100
  51,000 +Dell Computer Corp. ...................................      1,330,590
  25,000 Electronic Data Systems Corp. ..........................      1,449,750
 440,300 Intel Corp. ............................................     13,389,523
 126,000 International Business Machines Corp. ..................     13,104,000
  75,000 +Intuit, Inc. ..........................................      2,876,250
 131,394 +JDS Uniphase Corp. ....................................        772,596
  44,000 +Micron Technology, Inc. ...............................      1,447,600
 397,775 +Microsoft Corp. .......................................     23,965,944
  45,000 +NCR Corp. .............................................      2,013,750
  66,000 +Novellus Systems, Inc. ................................      3,571,920
 100,000 +Oracle Corp. ..........................................      1,279,000
  50,000 +Peoplesoft, Inc. ......................................      1,826,500
  95,000 Pitney Bowes, Inc. .....................................      4,066,000

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Blended Equity Fund -- (continued)




                                                                     Value
 Shares                                                             (Note 1)
 -------                                                          ------------

 COMMON STOCKS -- (continued)
         INFORMATION TECHNOLOGY -- (continued)
  20,000 +QLogic Corp. ........................................   $    989,400
  50,000 +Siebel Systems, Inc. ................................      1,630,000
 221,740 Texas Instruments, Inc. ..............................      7,339,594
  45,000 +Veritas Software Corp. ..............................      1,971,450
  27,000 +Xilinx, Inc. ........................................      1,077,030
                                                                  ------------
                                                                   107,178,200
                                                                  ------------
         RAW/INTERMEDIATE MATERIALS -- 1.68%
  38,000 Air Products & Chemicals, Inc. .......................      1,962,700
  73,500 Alcan, Inc. ..........................................      2,912,805
  80,000 Alcoa, Inc. ..........................................      3,019,200
  60,932 Georgia-Pacific Corp. ................................      1,824,913
  40,000 International Paper Co. ..............................      1,720,400
                                                                  ------------
                                                                    11,440,018
                                                                  ------------
         TELECOMMUNICATION -- 2.13%
  25,000 Alltel Corp. .........................................      1,388,750
  31,000 SBC Communications, Inc. .............................      1,160,640
 111,770 +Sprint Corp. (PCS Group).............................      1,150,113
 237,970 Verizon Communications, Inc. .........................     10,863,331
                                                                  ------------
                                                                    14,562,834
                                                                  ------------
         TRANSPORTATION -- 0.11%
  27,000 +AMR Corp. ...........................................        713,070
                                                                  ------------
         UTILITIES -- 0.74%
 120,000 +AES Corp. ...........................................      1,080,000
  60,000 Ameren Corp. .........................................      2,565,000
  60,000 Williams Cos., Inc. ..................................      1,413,600
                                                                  ------------
                                                                     5,058,600
                                                                  ------------
         TOTAL COMMON STOCKS
         (Cost $414,461,370)...................................    635,382,538
                                                                  ------------

                                                                      Value
   Shares                                                            (Note 1)
 -----------                                                       ------------

 PREFERRED STOCKS -- 1.21%
             CONSUMER CYCLICAL -- 1.21%
     344,830 News Corp., Ltd. ADR
             (Cost $8,086,978)..................................   $  8,275,920
                                                                   ------------
  Principal
   Amount
 -----------

 REPURCHASE AGREEMENTS -- 4.21%
 $28,757,000 #JP Morgan Chase & Co., Repurchase Agreement,
             1.58%, dated 3/28/02, due 4/1/02, to be repurchased
             at $28,762,048(Cost $28,757,000)                        28,757,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $451,305,348*)......................................  98.44% $672,415,458
OTHER ASSETS AND LIABILITIES (NET)........................   1.56%   10,684,045
                                                           ------  ------------
NET ASSETS................................................ 100.00% $683,099,503
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt
plc -- public liability company

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Large Cap Growth Fund





                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 99.49%
         CONSUMER DISCRETIONARY -- 23.63%
 368,000 +AOL Time Warner, Inc.  ................................   $  8,703,200
 100,800 +Clear Channel Communications...........................      5,182,128
 183,200 Harley-Davidson, Inc. ..................................     10,099,816
 222,550 Home Depot, Inc. .......................................     10,818,155
 105,000 Omnicom Group...........................................      9,912,000
                                                                    ------------
                                                                      44,715,299
                                                                    ------------
         FINANCIAL -- 24.10%
 191,125 American International Group............................     13,787,758
 277,666 Citigroup, Inc. ........................................     13,750,020
 125,000 Freddie Mac.............................................      7,921,250
 177,000 Morgan Stanley Dean Witter & Co.  ......................     10,143,870
                                                                    ------------
                                                                      45,602,898
                                                                    ------------
         HEALTH CARE -- 21.64%
  75,000 Baxter International, Inc. .............................      4,464,000
 174,000 +Genentech, Inc. .......................................      8,778,300
  35,000 Johnson & Johnson.......................................      2,273,250
 248,200 Medtronic, Inc. ........................................     11,221,122
 357,850 Pfizer, Inc. ...........................................     14,220,959
                                                                    ------------
                                                                      40,957,631
                                                                    ------------

                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- (continued)
         INFORMATION TECHNOLOGY -- 30.12%
 136,000 +BEA Systems, Inc. .....................................   $  1,864,560
 118,000 +Brocade Communications Systems, Inc. ..................      3,186,000
 466,000 +Cisco Systems, Inc. ...................................      7,884,720
  70,000 Electronic Data Systems Corp. ..........................      4,059,300
 433,000 +EMC Corp. .............................................      5,161,360
 137,600 Intel Corp.  ...........................................      4,184,416
 194,900 +Microsoft Corp. .......................................     11,742,725
 465,800 Nokia Oyj ADR...........................................      9,660,692
 172,000 Texas Instruments, Inc. ................................      5,693,200
 132,000 +VeriSign, Inc. ........................................      3,564,000
                                                                    ------------
                                                                      57,000,973
                                                                    ------------
         TOTAL COMMON STOCKS
         (Cost $214,823,378).....................................    188,276,801
                                                                    ------------

TOTAL INVESTMENTS
 (Cost $214,823,378*).....................................  99.49% $188,276,801
OTHER ASSETS AND LIABILITIES (NET)........................   0.51%      969,923
                                                           ------  ------------
NET ASSETS................................................ 100.00% $189,246,724
                                                           ======  ============

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
ADR -- American Depositary Receipt


                       See Notes to Financial Statements

Excelsior Funds Trust
Portfolio of Investments March 31, 2002
Optimum Growth Fund





                                                                       Value
  Shares                                                              (Note 1)
 ---------                                                          ------------

 COMMON STOCKS -- 92.26%
           CONSUMER DISCRETIONARY -- 18.11%
    66,800 +AOL Time Warner, Inc..................................  $  1,579,820
    15,000 +Clear Channel Communications..........................       771,150
    29,700 Harley-Davidson, Inc...................................     1,637,361
    35,500 Home Depot, Inc........................................     1,725,655
     5,000 +Kohls Corp............................................       355,750
    11,000 Omnicom Group..........................................     1,038,400
     5,000 Target Corp............................................       215,600
    22,400 Wal-Mart Stores, Inc...................................     1,372,896
                                                                    ------------
                                                                       8,696,632
                                                                    ------------
           CONSUMER STAPLES -- 2.66%
     7,200 Coca-Cola Co...........................................       376,272
     7,000 Pepsi Bottling Group, Inc..............................       181,090
    10,000 Philip Morris Cos., Inc................................       526,700
     5,000 Walgreen Co............................................       195,950
                                                                    ------------
                                                                       1,280,012
                                                                    ------------
           ENERGY -- 0.57%
     8,000 +BJ Services Co........................................       275,760
                                                                    ------------
           FINANCIAL -- 14.50%
    28,750 American International Group...........................     2,074,025
    50,000 Citigroup, Inc.........................................     2,476,000
    20,000 Freddie Mac............................................     1,267,400
    20,000 Morgan Stanley Dean Witter & Co........................     1,146,200
                                                                    ------------
                                                                       6,963,625
                                                                    ------------
           HEALTH CARE -- 24.08%
     9,000 Abbott Laboratories....................................       473,400
    10,000 +Amgen, Inc............................................       596,800
    12,000 Baxter International, Inc..............................       714,240
     8,000 Bristol-Myers Squibb Co................................       323,920
     3,000 Cardinal Health, Inc...................................       212,670
     4,400 Eli Lilly & Co.........................................       335,280
     8,000 +Forest Laboratories, Inc..............................       653,600
    25,300 +Genentech, Inc........................................     1,276,385
    20,000 Johnson & Johnson......................................     1,299,000
    39,210 Medtronic, Inc.........................................     1,772,684
    60,000 Pfizer, Inc............................................     2,384,400
     8,000 UnitedHealth Group, Inc................................       611,360
    13,900 Wyeth..................................................       912,535
                                                                    ------------
                                                                      11,566,274
                                                                    ------------
           INDUSTRIALS -- 4.20%
    53,800 General Electric Co....................................     2,014,810
                                                                    ------------
           INFORMATION TECHNOLOGY -- 28.14%
     8,000 Adobe Systems, Inc.....................................       322,400
     5,500 +Analog Devices, Inc...................................       247,720
     5,000 +Applied Materials, Inc................................       271,350

                                                                   Value
   Shares                                                         (Note 1)
 ----------                                                     ------------

 COMMON STOCKS -- (continued)
            INFORMATION TECHNOLOGY -- (continued)
      8,000 Autodesk, Inc.....................................   $   373,520
     24,000 +BEA Systems, Inc.................................       329,040
     18,700 +Brocade Communications Systems, Inc..............       504,900
     89,200 +Cisco Systems, Inc...............................     1,509,264
     18,200 +Dell Computer Corp...............................       474,838
     12,000 Electronic Data Systems Corp......................       695,880
     76,300 +EMC Corp.........................................       909,496
     42,000 Intel Corp........................................     1,277,220
     10,200 International Business Machines Corp..............     1,060,800
      8,000 +Kla-Tencor Corp..................................       531,600
      3,700 Linear Technology Corp............................       163,688
      3,200 +Maxim Integrated Products........................       178,400
     23,000 +Microsoft Corp...................................     1,385,750
     64,000 Nokia Oyj ADR.....................................     1,327,360
      5,000 +Siebel Systems, Inc..............................       163,000
     25,000 Texas Instruments, Inc............................       827,500
     15,600 +VeriSign, Inc....................................       421,200
      5,000 +Veritas Software Corp............................       219,050
      8,000 +Xilinx, Inc......................................       319,120
                                                                ------------
                                                                  13,513,096
                                                                ------------
            TOTAL COMMON STOCKS
            (Cost $38,206,104)................................    44,310,209
                                                                ------------

 Principal
   Amount
 ----------
 REPURCHASE AGREEMENT -- 7.86%
 $3,774,000 #JP Morgan Chase & Co., Repurchase Agreement,
            1.58%, dated 3/28/02, due 4/1/02, to be
            repurchased at $3,774,663 (Cost $3,774,000).......     3,774,000
                                                                ------------

TOTAL INVESTMENTS
(Cost $41,980,104*)........................................ 100.12% $48,084,209
OTHER ASSETS AND LIABILITIES (NET).........................  (0.12)    (58,297)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $48,025,912
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Small Cap Fund




                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 COMMON STOCKS -- 90.40%
             CONSUMER DISCRETIONARY -- 27.29%
     100,000 Aaron Rents, Inc....................................   $  2,285,000
     200,000 Brunswick Corp......................................      5,464,000
     200,000 Callaway Golf Co....................................      3,850,000
     700,000 +Charming Shoppes...................................      5,537,000
     160,000 +Christopher & Banks Corp...........................      5,256,000
     140,000 Ethan Allen Interiors, Inc..........................      5,328,400
      50,000 +PF Chang's China Bistro, Inc.......................      3,333,000
     380,000 +Quintiles Transnational Corp.......................      6,745,000
     100,000 Thor Industries, Inc................................      4,730,000
     300,000 +Tommy Hilfiger Corp................................      4,305,000
                                                                    ------------
                                                                      46,833,400
                                                                    ------------
             CONSUMER STAPLES -- 2.66%
     100,000 +Whole Foods Market, Inc............................      4,571,000
                                                                    ------------
             ENERGY -- 6.93%
     100,000 Helmerich & Payne, Inc..............................      4,009,000
     400,000 +Input/Output, Inc..................................      3,640,000
     100,000 Tidewater, Inc......................................      4,235,000
                                                                    ------------
                                                                      11,884,000
                                                                    ------------
             FINANCIAL -- 14.61%
     100,000 Fulton Financial Corp...............................      2,504,000
     150,000 +LaBranche & Co., Inc...............................      4,657,500
     180,000 +NCO Group, Inc.....................................      4,995,000
      30,000 Park National Corp..................................      2,962,500
     120,000 +Philadelphia Consolidated Holding Co...............      4,776,000
      15,000 White Mountains Insurance Group Ltd.................      5,181,000
                                                                    ------------
                                                                      25,076,000
                                                                    ------------
             HEALTH CARE -- 4.87%
     100,000 Arrow International, Inc............................      4,720,000
     220,000 +Kensey Nash Corp...................................      3,641,000
                                                                    ------------
                                                                       8,361,000
                                                                    ------------
             INDUSTRIALS -- 12.26%
     120,000 +Fisher Scientific International....................      3,372,000
     120,000 Kaydon Corp.........................................      3,240,000
     150,000 Precision Castparts Corp............................      5,311,500
      70,000 Teleflex, Inc.......................................      3,826,900
     250,000 Thomas & Betts Corp.................................      5,290,000
                                                                    ------------
                                                                      21,040,400
                                                                    ------------

                                                                      Value
   Shares                                                            (Note 1)
 -----------                                                       ------------

 COMMON STOCKS -- (continued)
             INFORMATION TECHNOLOGY -- 14.97%
     250,000 +Andrew Corp.......................................   $  4,180,000
     220,000 +Commscope, Inc....................................      3,828,000
     300,000 +Dendrite International, Inc.......................      3,210,000
     220,000 +GlobespanVirata, Inc..............................      3,280,200
     150,000 +Kulicke & Soffa Industries, Inc...................      3,132,000
     150,000 Technitrol, Inc....................................      3,576,000
           1 Timberline Software Corp...........................              7
     100,000 +Varian Semiconductor Equipment Associates, Inc....      4,487,000
                                                                   ------------
                                                                     25,693,207
                                                                   ------------
             RAW/INTERMEDIATE MATERIALS -- 6.81%
     100,000 Cambrex Corp.......................................      4,210,000
      80,000 Elcor Corp.........................................      1,776,000
      50,000 +Simpson Manufacturing Co., Inc....................      3,057,500
     160,000 Wellman, Inc.......................................      2,632,000
                                                                   ------------
                                                                     11,675,500
                                                                   ------------
             TOTAL COMMON STOCKS (Cost $137,020,008)............    155,134,507
                                                                   ------------
  Principal
   Amount
 -----------
 REPURCHASE AGREEMENT -- 6.62%
 $11,359,000 #JP Morgan Chase & Co., Repurchase Agreement,
             1.58%, dated 3/28/02, due 4/1/02, to be repurchased
             at $11,360,994 (Cost $11,359,000)..................     11,359,000
                                                                   ------------

TOTAL INVESTMENTS (Cost $148,379,008*) ...................  97.02% $166,493,507
OTHER ASSETS AND
LIABILITIES (NET) ........................................   2.98%    5,107,799
                                                           ------  ------------
NET ASSETS ............................................... 100.00% $171,601,306
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $148,483,312.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Value and Restructuring Fund



                                                                       Value
  Shares                                                             (Note 1)
 ---------                                                         -------------

 COMMON STOCKS -- 95.85%
           CONSUMER DISCRETIONARY -- 18.51%
   700,000 +Adelphia Communications, Class A.....................  $  10,430,000
   600,000 +AOL Time Warner, Inc.................................     14,190,000
 1,350,000 Black & Decker Corp...................................     62,829,000
   975,000 Centex Corp...........................................     50,631,750
 1,400,000 +Charter Communications, Inc., Class A................     15,806,000
   600,000 +Edison Schools, Inc..................................      8,274,000
 1,425,000 Ford Motor Co.........................................     23,498,250
 1,898,006 +General Motors Corp., Class H........................     31,222,199
   825,000 Harman International Industries, Inc..................     40,713,750
 2,650,000 +Liberty Media Corp., Class A.........................     33,496,000
   760,000 TJX Cos., Inc.........................................     30,407,600
 1,825,000 +United Rentals, Inc..................................     50,151,000
    10,000 +Viacom, Inc., Class A................................        486,000
   790,000 +Viacom, Inc., Class B................................     38,212,300
   900,000 +Zale Corp............................................     36,540,000
                                                                   -------------
                                                                     446,887,849
                                                                   -------------
           CONSUMER STAPLES -- 8.19%
   850,000 Avon Products, Inc....................................     46,172,000
 1,000,000 Conagra Foods, Inc....................................     24,250,000
   750,000 +Dean Foods Co........................................     56,790,000
 1,400,000 Kraft Foods, Inc., Class A............................     54,110,000
   550,000 +Loews Corp.--Carolina Group..........................     16,494,500
                                                                   -------------
                                                                     197,816,500
                                                                   -------------
           ENERGY -- 4.60%
   500,000 Burlington Resources, Inc.............................     20,045,000
 1,000,000 Conoco, Inc...........................................     29,180,000
   750,000 Noble Affiliates, Inc.................................     29,295,000
 1,650,000 Ocean Energy, Inc.....................................     32,653,500
                                                                   -------------
                                                                     111,173,500
                                                                   -------------
           FINANCIAL -- 19.44%
   750,000 Amvescap plc ADR......................................     20,805,000
   999,996 Citigroup, Inc........................................     49,519,802
   825,000 Golden State Bancorp, Inc.............................     24,494,250
 1,000,000 JP Morgan Chase & Co..................................     35,650,000
   525,000 Lehman Brothers Holdings, Inc.........................     33,936,000
   575,000 Loews Corp............................................     33,683,500
 1,100,000 MCG Capital Corp......................................     21,395,000
   750,000 Mellon Financial Corp.................................     28,942,500
   825,000 Metlife, Inc..........................................     25,987,500
   625,000 Morgan Stanley Dean Witter & Co.......................     35,818,750
   550,000 +Phoenix Cos., Inc....................................     10,560,000
   525,000 PNC Financial Services Group, Inc.....................     32,282,250
 1,249,800 Stilwell Financial, Inc...............................     30,607,602
   260,000 +Travelers Property Casualty Corp., Class A...........      5,200,000
   360,000 USA Education, Inc....................................     35,208,000

                                                                       Value
  Shares                                                             (Note 1)
 ---------                                                         -------------

 COMMON STOCKS -- (continued)
           FINANCIAL -- (continued)
   525,000 Washington Mutual, Inc................................  $  17,393,250
   300,000 XL Capital Ltd., Class A..............................     28,005,000
                                                                   -------------
                                                                     469,488,404
                                                                   -------------
           HEALTH CARE -- 5.82%
   750,000 AmerisourceBergen Corp................................     51,225,000
   750,000 Bristol-Myers Squibb Co...............................     30,367,500
   950,000 IMS Health, Inc.......................................     21,327,500
   575,000 Wyeth.................................................     37,748,750
                                                                   -------------
                                                                     140,668,750
                                                                   -------------
           INDUSTRIALS -- 14.45%
   825,000 Deluxe Corp...........................................     38,164,500
 1,050,000 Goodrich Corp.........................................     33,222,000
   675,000 Honeywell International, Inc..........................     25,832,250
 1,050,000 Koninklijke Philips Electronics N.V. ADR..............     31,731,000
 1,350,000 Ryder System, Inc.....................................     39,879,000
   950,000 Tyco International Ltd................................     30,704,000
   850,000 Union Pacific Corp....................................     52,819,000
   450,000 United Technologies Corp..............................     33,390,000
   900,000 Viad Corp.............................................     25,200,000
 1,875,000 +Vishay Intertechnology, Inc..........................     38,137,500
                                                                   -------------
                                                                     349,079,250
                                                                   -------------
           INFORMATION TECHNOLOGY -- 11.58%
 3,100,000 +Agere Systems, Inc., Class A.........................     12,059,000
       614 +Ascential Software Corp..............................          2,364
 1,045,600 +Commscope, Inc.......................................     18,193,440
 1,400,000 Harris Corp...........................................     50,274,000
   400,000 International Business Machines Corp..................     41,600,000
 1,000,000 Nokia Oyj ADR.........................................     20,740,000
 1,175,000 +Plantronics, Inc.....................................     24,581,000
   500,000 +Qualcomm, Inc........................................     18,805,000
 1,250,000 Texas Instruments, Inc................................     41,375,000
 1,900,000 +Unisys Corp..........................................     23,997,000
 2,600,000 +Xerox Corp...........................................     27,950,000
                                                                   -------------
                                                                     279,576,804
                                                                   -------------
           RAW/INTERMEDIATE MATERIALS -- 7.97%
   700,000 Cambrex Corp..........................................     29,470,000
 1,000,000 Georgia-Pacific Corp..................................     29,950,000
   900,000 Lafarge North America, Inc............................     38,916,000
 1,375,000 Nova Chemicals Corp...................................     34,388,750
   550,000 PPG Industries, Inc...................................     30,200,500
   700,000 Rohm & Haas Co........................................     29,589,000
                                                                   -------------
                                                                     192,514,250
                                                                   -------------
           REAL ESTATE -- 0.99%
 2,000,000 Host Marriott Corp....................................     23,900,000
                                                                   -------------

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Value and Restructuring Fund -- (continued)




                                                                      Value
  Shares                                                             (Note 1)
 ---------                                                        --------------

 COMMON STOCKS -- (continued)
           TELECOMMUNICATION -- 0.31%
   348,667 +Adelphia Business Solutions, Inc....................  $       13,946
 1,400,000 +Nextel Communications, Inc., Class A................       7,504,000
                                                                  --------------
                                                                       7,517,946
                                                                  --------------
           UTILITIES -- 3.99%
 1,700,000 +Calpine Corp........................................      21,590,000
   725,000 Duke Energy Corp.....................................      27,405,000
   610,000 Dynegy, Inc..........................................      17,690,000
   650,000 Public Service Enterprise Group, Inc. ...............      29,770,000
                                                                  --------------
                                                                      96,455,000
                                                                  --------------
           TOTAL COMMON STOCKS (Cost $1,925,091,586)............   2,315,078,253
                                                                  --------------
 PREFERRED STOCKS -- 0.99%
           CONSUMER DISCRETIONARY -- 0.99%
 1,000,000 News Corp., Ltd. ADR
           (Cost $31,890,619)...................................      24,000,000
                                                                  --------------
 CONVERTIBLE PREFERRED STOCKS -- 0.36%
           CONSUMER DISCRETIONARY -- 0.36%
   510,000 +Adelphia Communications, Preferred Exchange, 7.50%
           (Cost $12,750,000)...................................       8,606,250
                                                                  --------------

  Principal                                                         Value
   Amount                                                         (Note 1)
 -----------                                                   ---------------

 REPURCHASE AGREEMENT -- 2.40%
 $57,944,000 #JP Morgan Chase & Co., Repurchase Agreement,
             1.58%, dated 3/28/02, due 4/1/02, to be
             repurchased at $57,954,172
             (Cost $57,944,000)..............................  $    57,944,000
                                                               ---------------


TOTAL INVESTMENTS
(Cost $2,027,676,205*)..................................  99.60% $2,405,628,503
OTHER ASSETS AND LIABILITIES (NET)......................   0.40%      9,554,145
                                                         ------  --------------
NET ASSETS.............................................. 100.00% $2,415,182,648
                                                         ======  ==============

--------
* For Federal tax purposes, the tax basis of investments aggregates $2,029,329,342.
+  Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt
plc -- public liability company

                       See Notes to Financial Statements

Excelsior Funds Trust
Portfolio of Investments March 31, 2002
Mid Cap Value Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 89.73%
         CONSUMER DISCRETIONARY -- 28.60%
 110,000 +Adelphia Communications, Class A........................  $  1,639,000
  70,000 Black & Decker Corp. ....................................     3,257,800
  91,000 Blyth, Inc. .............................................     2,413,320
  50,000 Centex Corp. ............................................     2,596,500
  35,000 +Dean Foods Co. .........................................     2,650,200
  65,000 +Duane Reade, Inc. ......................................     2,208,700
 150,000 Onex Corp. ..............................................     2,079,000
  29,000 Polaris Industries, Inc. ................................     1,847,300
  90,000 Sherwin-Williams Co. ....................................     2,563,200
  70,000 TJX Cos., Inc. ..........................................     2,800,700
 115,000 +United Rentals, Inc. ...................................     3,160,200
  65,000 +Zale Corp. .............................................     2,639,000
                                                                    ------------
                                                                      29,854,920
                                                                    ------------
         ENERGY -- 8.55%
  50,000 Devon Energy Corp. ......................................     2,413,500
  55,000 Noble Affiliates, Inc. ..................................     2,148,300
  75,000 Occidental Petroleum Corp. ..............................     2,186,250
 110,000 Ocean Energy, Inc. ......................................     2,176,900
                                                                    ------------
                                                                       8,924,950
                                                                    ------------
         FINANCIAL -- 11.84%
 110,000 +AmeriCredit Corp. ......................................     4,178,900
  41,000 Lehman Brothers Holdings, Inc. ..........................     2,650,240
 170,000 Sovereign Bancorp, Inc. .................................     2,388,500
  13,000 USA Education, Inc. .....................................     1,271,400
  20,000 XL Capital Ltd., Class A.................................     1,867,000
                                                                    ------------
                                                                      12,356,040
                                                                    ------------
         HEALTH CARE -- 3.08%
  55,000 +Human Genome Sciences, Inc. ............................     1,198,450
  90,000 IMS Health, Inc. ........................................     2,020,500
                                                                    ------------
                                                                       3,218,950
                                                                    ------------
         INDUSTRIALS -- 8.87%
 100,000 Pittston Brink's Group...................................     2,510,000
 100,000 Tredegar Corp. ..........................................     1,870,000
 102,000 +Vishay Intertechnology, Inc. ...........................     2,074,680
  78,000 York International Corp. ................................     2,800,200
                                                                    ------------
                                                                       9,254,880
                                                                    ------------
         INFORMATION TECHNOLOGY -- 10.50%
 110,000 +Comverse Technology, Inc. ..............................     1,397,000
  83,000 Harris Corp. ............................................     2,980,530
  80,000 +National Semiconductor Corp. ...........................     2,695,200
 120,000 +Sanmina-SCI Corp. ......................................     1,410,000
 220,000 Symbol Technologies, Inc. ...............................     2,472,800
                                                                    ------------
                                                                      10,955,530
                                                                    ------------

                                                                       Value
   Shares                                                             (Note 1)
 -----------                                                        ------------

 COMMON STOCKS -- (continued)
             RAW/INTERMEDIATE MATERIALS -- 11.48%
     120,000 Aracruz Celulose S.A. ADR............................  $  2,478,000
      95,000 Georgia-Pacific Corp. ...............................     2,845,250
     100,000 Nova Chemicals Corp. ................................     2,501,000
      64,030 +Shaw Group, Inc. ...................................     1,760,825
      80,000 St. Joe Co. .........................................     2,400,000
                                                                    ------------
                                                                      11,985,075
                                                                    ------------
             TELECOMUNICATIONS -- 2.32%
     120,000 +IDT Corp. ..........................................     2,422,800
                                                                    ------------
             UTILITIES -- 4.49%
      55,000 Public Service Enterprise Group, Inc. ...............     2,519,000
      92,000 Williams Cos., Inc. .................................     2,167,520
                                                                    ------------
                                                                       4,686,520
                                                                    ------------
             TOTAL COMMON STOCKS
             (Cost $78,191,773)...................................    93,659,665
                                                                    ------------
  Principal
   Amount
 -----------
 REPURCHASE AGREEMENT -- 10.03%
 $10,466,000 #JP Morgan Chase & Co.,
             Repurchase Agreement, 1.58%,
             dated 3/28/02, due 4/1/02, to
             be repurchased at $10,467,837
             (Cost $10,466,000)...................................    10,466,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $88,657,773*)........................................  99.76% $104,125,665
OTHER ASSETS AND
LIABILITIES (NET)..........................................   0.24%      251,924
                                                            ------  ------------
NET ASSETS................................................. 100.00% $104,377,589
                                                            ======  ============

--------
*  Aggregate cost for Federal tax and book purposes.
+  Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR--American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Energy & Natural Resources Fund




                                                                       Value
 Shares                                                               (Note 1)
 -------                                                            ------------

 COMMON STOCKS -- 97.09%
         ENERGY -- 71.49%
  30,000 Amerada Hess Corp. .....................................   $  2,380,800
  29,200 Anadarko Petroleum Corp. ...............................      1,648,048
  40,000 Baker Hughes, Inc. .....................................      1,530,000
  92,140 BP plc ADR..............................................      4,892,634
  77,800 ChevronTexaco Corp. ....................................      7,023,006
  80,000 +Chiles Offshore, Inc. .................................      1,840,000
 155,000 Conoco, Inc. ...........................................      4,522,900
  55,000 Cooper Cameron Corp. ...................................      2,811,050
  50,000 +Devon Energy Corp. ....................................      2,413,500
 168,524 Exxon Mobil Corp. ......................................      7,386,407
 150,000 +Global Industries Ltd. ................................      1,389,000
  80,000 GlobalSantaFe Corp. ....................................      2,616,000
 100,000 +Grant Prideco, Inc. ...................................      1,368,000
 250,000 +Grey Wolf, Inc. .......................................        990,000
  35,000 Murphy Oil Corp. .......................................      3,360,000
  35,000 +Nabors Industries, Inc. ...............................      1,478,750
  50,000 +Newfield Exploration Co. ..............................      1,849,500
  65,000 +Noble Drilling Corp. ..................................      2,690,350
 161,630 Ocean Energy, Inc. .....................................      3,198,658
 100,000 +Patterson-UTI Energy, Inc. ............................      2,974,000
 150,000 Pennzoil-Quaker State Co. ..............................      3,220,500
  50,000 +Petroquest Energy, Inc. ...............................        285,500
  65,000 Phillips Petroleum Co. .................................      4,082,000
  75,000 +Pioneer Natural Resources Co. .........................      1,671,750
  84,000 Royal Dutch Petroleum Co. ADR...........................      4,562,880
  24,000 Schlumberger Ltd. ......................................      1,411,680
  50,000 +Smith International, Inc. .............................      3,387,500
  75,000 Suncor Energy, Inc. ....................................      2,712,000
 100,000 +Tesoro Petroleum Corp. ................................      1,405,000
  40,000 TotalFinaElf S.A. ADR...................................      3,064,000
  65,000 Unocal Corp. ...........................................      2,531,750
  90,000 +W-H Energy Services, Inc. .............................      1,944,000
  25,000 +Weatherford International, Inc. .......................      1,190,750
  50,000 +Westport Resources Corp. ..............................        982,500
  76,250 XTO Energy, Inc. .......................................      1,528,812
                                                                    ------------
                                                                      92,343,225
                                                                    ------------
         INDUSTRIALS -- 0.65%
  50,000 +Willbros Group, Inc. ..................................        834,500
                                                                    ------------
         RAW/INTERMEDIATE MATERIALS -- 17.46%
 100,000 Aracruz Celulose S.A. ADR...............................      2,065,000
 100,000 Arch Coal, Inc. ........................................      2,138,000
  50,000 Bowater, Inc. ..........................................      2,490,000
  45,000 Eastman Chemical Co. ...................................      2,195,550
  50,000 MeadWestvaco Corp. .....................................      1,657,500
 200,000 +Methanex Corp. ........................................      1,482,000
 100,000 Newmont Mining Corp. Holding Co. .......................      2,769,000
  20,000 Rio Tinto plc ADR.......................................      1,600,000
  50,000 Rohm & Haas Co. ........................................      2,113,500
 100,000 Sappi Ltd. ADR..........................................      1,339,000
  90,000 St. Joe Co. ............................................      2,700,000
                                                                    ------------
                                                                      22,549,550
                                                                    ------------

                                                                      Value
   Shares                                                            (Note 1)
 ----------                                                        ------------

 COMMON STOCKS -- (continued)
            UTILITIES -- 7.49%
     25,000 Dominion Resources, Inc. ...........................   $  1,629,000
     30,000 Duke Energy Corp. ..................................      1,134,000
     50,000 +Edison International...............................        837,500
     65,000 EL Paso Corp. ......................................      2,861,950
     50,000 FirstEnergy Corp. ..................................      1,729,000
     40,000 Western Gas Resources, Inc. ........................      1,488,800
                                                                   ------------
                                                                      9,680,250
                                                                   ------------
            TOTAL COMMON STOCKS
            (Cost $108,123,225).................................    125,407,525
                                                                   ------------

 Principal
   Amount
 ----------
 REPURCHASE AGREEMENT -- 2.20%
 $2,840,000 #JP Morgan Chase & Co., Repurchase Agreement, 1.58%,
            dated 3/28/02, due 4/1/02, to be repurchased at
            $2,840,499 (Cost $2,840,000)........................      2,840,000
                                                                   ------------

TOTAL INVESTMENTS
(Cost $110,963,225*)......................................  99.29% $128,247,525
OTHER ASSETS AND LIABILITIES (NET)........................   0.71       921,268
                                                           ------  ------------
NET ASSETS................................................ 100.00% $129,168,793
                                                           ======  ============

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $111,053,139.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt
plc -- public liability company

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Real Estate Fund




                                                                     Value (Note
 Shares                                                                  1)
 -------                                                             -----------

 COMMON STOCKS -- 94.80%
         REAL ESTATE -- 92.23%
 105,000 AMB Property Corp. ......................................   $ 2,887,500
  70,000 Apartment Investment & Management Co., Class A...........     3,385,900
 110,000 Archstone-Smith Trust....................................     2,946,900
  66,684 AvalonBay Communities, Inc. .............................     3,320,863
 120,000 Bedford Property Investors...............................     3,072,000
  70,000 Boston Properties, Inc. .................................     2,761,500
 125,000 Brandywine Realty Trust..................................     2,987,500
 135,000 +Catellus Development Corp. .............................     2,655,450
  25,000 Chateau Communities, Inc. ...............................       718,250
 110,000 Cousins Properties, Inc. ................................     2,865,500
 120,000 Duke Realty Corp. .......................................     3,120,000
 192,620 Equity Office Properties Trust...........................     5,776,674
 106,720 Equity Residential Properties Trust......................     3,067,133
  33,000 Forest City Enterprises, Inc.,
         Class A..................................................     1,254,000
  65,000 General Growth Properties, Inc. .........................     2,873,000
  50,000 Health Care Property Investors, Inc. ....................     2,027,500
  65,000 Healthcare Realty Trust, Inc. ...........................     1,973,400
  85,000 Home Properties of New York, Inc. .......................     2,928,250
  85,000 Hospitality Properties Trust.............................     2,918,050
 253,800 Host Marriott Corp. .....................................     3,032,910
  87,500 Kimco Realty Corp. ......................................     2,861,250
  90,000 Liberty Property Trust...................................     2,902,500
  85,000 Pan Pacific Retail Properties, Inc. .....................     2,598,450
 100,000 Prentiss Properties Trust................................     2,952,000
 125,000 Prologis Trust...........................................     2,918,750
  76,200 Public Storage, Inc. ....................................     2,820,162
  90,000 Simon Property Group, Inc. ..............................     2,936,700
  95,000 TrizecHahn Corp. ........................................     1,503,850
  70,000 Vornado Realty Trust.....................................     3,091,200
  59,500 Weingarten Realty Investors..............................     3,058,300
                                                                     -----------
                                                                      84,215,442
                                                                     -----------
         TRANSPORTATION -- 2.57%
  85,000 Alexander & Baldwin, Inc. ...............................     2,346,000
                                                                     -----------
         TOTAL COMMON STOCKS (Cost $75,706,113)...................    86,561,442
                                                                     -----------

 Principal                                                             Value
   Amount                                                            (Note 1)
 ----------                                                         -----------

 REPURCHASE AGREEMENT -- 6.35%
 $5,802,000 #JP Morgan Chase & Co., Repurchase Agreement, 1.58%,
            dated 3/28/02, due 4/1/02, to be repurchased at
            $5,803,019 (Cost $5,802,000).........................   $ 5,802,000
                                                                    -----------

TOTAL INVESTMENTS (Cost $81,508,113)....................... 101.15% $92,363,442
OTHER ASSETS AND
LIABILITIES (NET)..........................................  (1.15)  (1,055,411)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $91,308,031
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $81,197,196.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Technology Fund




                                                                        Value
 Shares                                                               (Note 1)
 ------                                                              -----------

 COMMON STOCKS -- 94.40%
        BIOTECHNOLOGY -- 2.48%
  5,800 +Abgenix, Inc.............................................   $   109,504
  4,400 +Human Genome Sciences, Inc. .............................        95,876
  6,000 +Protein Design Labs, Inc.................................       102,660
                                                                     -----------
                                                                         308,040
                                                                     -----------
        COMMUNICATIONS
        EQUIPMENT -- 10.64%
 20,600 +CIENA Corp...............................................       184,782
 37,250 +Cisco Systems, Inc.......................................       630,270
 15,000 +Comverse Technology, Inc. ...............................       190,500
 15,250 Nokia Oyj ADR.............................................       316,285
                                                                     -----------
                                                                       1,321,837
                                                                     -----------
        ELECTRONIC MANUFACTURING
        SERVICES -- 5.23%
 25,000 +Sanmina--SCI Corp........................................       293,750
 45,650 +Solectron Corp. .........................................       356,070
                                                                     -----------
                                                                         649,820
                                                                     -----------
        MEDIA -- 6.30%
 21,900 +AOL Time Warner, Inc. ...................................       517,935
 50,000 +Sirius Satellite Radio, Inc. ............................       265,000
                                                                     -----------
                                                                         782,935
                                                                     -----------
        PERIPHERALS -- 4.68%
 20,000 +American Power Conversion................................       295,400
  5,000 +Lexmark International, Inc. .............................       285,900
                                                                     -----------
                                                                         581,300
                                                                     -----------
        SEMICONDUCTORS &
        COMPONENTS -- 18.99%
 25,000 +Cree, Inc................................................       340,750
  5,000 +Genesis Microchip, Inc. .................................       130,000
  6,800 Intel Corp................................................       206,788
  9,900 +Parkervision, Inc........................................       202,851
 13,100 +PMC--Sierra, Inc. .......................................       214,709
 12,950 +Qualcomm, Inc............................................       487,050
 23,450 Texas Instruments, Inc. ..................................       776,195
                                                                     -----------
                                                                       2,358,343
                                                                     -----------
        SERVICES -- 7.54%
 20,000 +Checkfree Corp...........................................       306,600
  6,000 Electronic Data Systems Corp. ............................       347,940
 10,450 +VeriSign, Inc............................................       282,150
                                                                     -----------
                                                                         936,690
                                                                     -----------
        SOFTWARE -- 27.85%
 30,200 +BEA Systems, Inc.........................................       414,042
  6,000 +Cerner Corp..............................................       286,200
  9,000 +Eclipsys Corp. ..........................................       147,150
  6,000 +Electronic Arts, Inc.....................................       364,800
 40,000 +i2 Technologies, Inc.....................................       202,400
  9,300 +Microsoft Corp. .........................................       560,325
  6,000 +Network Associates, Inc..................................       145,200

                                                                       Value
   Shares                                                            (Note 1)
 ----------                                                         -----------

 COMMON STOCKS -- (Continued)
            SOFTWARE -- (Continued)
     32,000 +Oracle Corp.........................................   $   409,280
     14,000 +Siebel Systems, Inc. ...............................       456,400
     10,800 +Veritas Software Corp...............................       473,148
                                                                    -----------
                                                                      3,458,945
                                                                    -----------
            STORAGE HARDWARE -- 10.69%
     18,200 +Brocade Communications Systems, Inc.................       491,400
     45,350 +EMC Corp............................................       540,572
     25,000 +McData Corp. .......................................       295,500
                                                                    -----------
                                                                      1,327,472
                                                                    -----------
            TOTAL COMMON STOCKS
            (Cost $21,725,270)...................................    11,725,382
                                                                    -----------
 Principal
   Amount
 ----------
 REPURCHASE AGREEMENT -- 8.24%
 $1,023,000 # JP Mogan Chase & Co., Repurchase Agreement, 1.58%,
            dated 3/28/02, due 4/1/02, to be repurchased at
            $1,023,180 (Cost $1,023,000).........................     1,023,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $22,748,270*)........................................ 102.64% $12,748,382
OTHER ASSETS AND LIABILITIES (NET).........................  (2.64)    (328,069)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $12,420,313
                                                            ======  ===========

--------
* For Federal tax purposes, the tax basis of investments aggregates
  $22,767,305.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2002
Biotechnology Fund




                                                                        Value
 Shares                                                               (Note 1)
 -------                                                             -----------

 COMMON STOCKS -- 93.96%
         HEALTH CARE -- 93.96%
  24,000 Abbott Laboratories......................................   $ 1,262,400
  42,500 +Abgenix, Inc............................................       802,400
  62,000 +Alexion Pharmaceuticals, Inc............................     1,440,880
  45,900 +Alkermes, Inc...........................................     1,196,154
  86,400 +Allos Therapeutics, Inc.................................       581,472
  28,500 +Amgen, Inc..............................................     1,700,880
  31,200 Applied Biosystems Group --Applera Corp. ................       697,320
  76,000 +Arqule, Inc. ...........................................       959,120
  56,000 +Celera Genomics Group -- Applera Corp. .................     1,150,800
  17,000 +Cephalon, Inc. .........................................     1,070,830
  56,000 +CuraGen Corp............................................       898,800
  46,100 +CV Therapeutics, Inc....................................     1,659,600
  52,000 +Emisphere Technologies, Inc.............................       884,520
  76,100 +Exelixis, Inc. .........................................     1,060,834
  42,000 +Genentech, Inc..........................................     2,118,900
  50,400 +Gilead Sciences, Inc....................................     1,809,360
  55,900 +Human Genome Sciences, Inc. ............................     1,218,061
  30,000 +Icos Corp. .............................................     1,379,700
  24,500 +Idec Pharmaceuticals Corp. .............................     1,576,085
  25,900 +InterMune, Inc. ........................................       778,813
  78,000 +Isis Pharmaceuticals, Inc...............................     1,266,720
 130,000 +Lexicon Genetics, Inc. .................................     1,228,500
  71,000 +Medarex, Inc. ..........................................     1,144,520
  71,300 +Millennium Pharmaceuticals, Inc.........................     1,588,564
  44,500 +Neurocrine Biosciences, Inc. ...........................     1,805,810
  54,700 +NPS Pharmaceuticals, Inc................................     1,784,314
  38,000 +OSI Pharmaceuticals, Inc................................     1,483,520
  26,000 Pfizer, Inc..............................................     1,033,240
  40,000 +Praecis Pharmaceuticals, Inc. ..........................       208,400
  65,200 +Protein Design Labs, Inc................................     1,115,572
  25,000 +Regeneron Pharmaceutical................................       614,250
  37,300 +Serono S.A. ADR.........................................       835,520
  46,500 +Vertex Pharmaceuticals, Inc.............................     1,296,885
                                                                     -----------
                                                                      39,652,744
                                                                     -----------
         TOTAL COMMON STOCKS
         (Cost $47,597,041).......................................    39,652,744
                                                                     -----------

 Principal                                                             Value
 Amount                                                              (Note 1)
 ---------                                                          -----------

 REPURCHASE AGREEMENT -- 6.33%
 $2,673,000 #JP Morgan Chase & Co., Repurchase Agreement, 1.58%,
            dated 3/28/02, due 4/1/02, to be repurchased at
            $2,673,469 (Cost $2,673,000).........................   $ 2,673,000
                                                                    -----------

TOTAL INVESTMENTS
(Cost $50,270,041*)......................................... 100.29% $42,325,744

OTHER ASSETS AND
LIABILITIES (NET)..........................................  (0.29)    (120,770)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $42,204,974
                                                            ======  ===========

--------
* Aggregate cost for Federal tax and book purposes.
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio of investments.
ADR -- American Depositary Receipt


                       See Notes to Financial Statements

                                EXCELSIOR FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984. Excelsior Funds Trust (the "Trust"), formerly Excelsior Institutional Trust, is a business trust organized under the laws of the State of Delaware on May 11, 1994. Excelsior Fund and the Trust are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-ended diversified management investment companies.

  Excelsior Fund and the Trust currently offer shares in nineteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Energy and Natural Resources Fund, Real Estate Fund, Technology Fund, and Biotechnology Fund, Portfolios of Excelsior Fund and Optimum Growth Fund and Mid Cap Value Fund (formerly Value Equity Fund), Portfolios of the Trust (the "Portfolios"). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Fund and the Trust in the preparation of their financial statements. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Portfolios adopted the provisions of the Guide as required on April 1, 2001. The adoption of the Guide did not have a significant effect on the Portfolios' financial statements.

  The Optimum Growth Fund and Mid Cap Value Fund offer two classes of shares:
Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of Excelsior Fund, the Trust and Excelsior Tax-Exempt Fund, Inc. ("Excelsior Tax-Exempt Fund") are presented separately.

  (a) Portfolio valuation:

    Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

    All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. The Portfolios do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The Portfolios report gains and losses on foreign currency related transactions as realized and unrealized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

    Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Board of Directors with regard to Excelsior Fund or the Board of Trustees with regard to the Trust. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

    Options Written: The Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options which expire unexercised are recognized as gains on the expiration date. Premiums received from writing options which are exercised or are canceled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale or cost of purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

    At March 31, 2002, the Value and Restructuring Fund had the following transactions:

                                                            Number of
                                                            Contracts Premiums
Written Option Transactions                                 --------- ---------
Outstanding, beginning of year.............................      --          --
Options written............................................   2,000   $ 557,362
Options expired............................................  (2,000)   (557,362)
                                                             ------   ---------
Outstanding, end of year...................................      --          --
                                                             ======   =========

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (c) Concentration of risks

    The Energy and Natural Resources Fund, Real Estate Fund, Technology Fund and Biotechnology Fund may each concentrate their investments in issuers conducting business in the same industry. To the extent that they do so, each Portfolio may be subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

  (d) Repurchase agreements:

    The Portfolios may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and the Portfolios' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolios' custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, the Portfolios will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (e) Dividends and distributions to shareholders:

    Dividends equal to all or substantially all of each Portfolio's net investment income are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually, but the Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. Dividends and distributions are recorded on the ex-dividend date.

  (f) Expense allocation:

  Expenses incurred by Excelsior Fund and the Trust with respect to any two or more of their respective Portfolios are allocated in proportion to the average net assets of each of their respective Portfolios, except where allocations of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio and expenses directly attributable to a particular class of shares in a Portfolio are charged to such class.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses, Shareholder Servicing Agent and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rates of 0.75% of average daily net assets of the first $1 billion of assets, 0.70% of the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1.5 billion of the Blended Equity Fund; 0.75% of the average daily net assets of the Large Cap Growth Fund; 0.60% of the average daily net assets of the Small Cap Fund, Value and Restructuring Fund and Energy and Natural Resources Fund; 1.00% of the average daily net assets of the Real Estate Fund, Technology Fund and Biotechnology Fund; and 0.65% of the average daily net assets of each of the Optimum Growth Fund and Mid Cap Value Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, SEI Investments Mutual Funds Services and Federated Services Company ("FSC") (collectively, the "Administrators") provide administrative services to Excelsior Fund and the Trust. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and the Trust (excluding the international equity portfolios of Excelsior Fund and the Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Prior to June 4, 2001, U.S. Trust Company, J.P. Morgan Investor Services Co. and FSC served as administrators for Excelsior Fund and the Trust pursuant to administration agreements substantially similar to those currently in effect for the Portfolios. Effective June 4, 2001, and until further notice to the Portfolios, U.S. Trust Company has voluntarily agreed to waive its portion of the administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2002, administration fees charged by U.S. Trust Company, net of waivers, were as follows:

Blended Equity Fund................................................. $  503,127
Large Cap Growth Fund...............................................    175,437
Optimum Growth Fund.................................................     35,629
Small Cap Fund......................................................     74,785
Value and Restructuring Fund........................................  1,521,943
Mid Cap Value Fund..................................................     47,128
Energy and Natural Resources Fund...................................     83,177
Real Estate Fund....................................................     45,851
Technology Fund.....................................................     13,679
Biotechnology Fund..................................................     23,657

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2002, and until further notice, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio's average daily net assets: 1.05% for Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Shares of Optimum Growth Fund and Shares of Mid Cap Value Fund; 1.20% for Real Estate Fund; 1.25% for Energy and Natural Resources Fund, Technology Fund and Biotechnology Fund; and 0.80% for Institutional Shares of Optimum Growth Fund and Value Equity Fund.

  For the year ended March 31, 2002, pursuant to the above, U.S. Trust waived investment advisory fees as follows:

Optimum Growth Fund................................................... $112,099
Value and Restructuring Fund..........................................  439,877
Mid Cap Value Fund....................................................   51,713
Energy and Natural Resources Fund.....................................  102,084
Real Estate Fund......................................................   18,095
Technology Fund.......................................................   19,237
Biotechnology Fund....................................................    9,192

  Excelsior Fund and the Trust have entered into administrative servicing agreements with various service organizations (which may include U.S. Trust and its affiliates) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid to affiliates of U.S. Trust amounted to $1,488,386, for the year ended March 31, 2002. Prior to August 1, 2001, U.S. Trust voluntarily waived investment advisory fees and administration fees payable by each Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. Effective August 1, 2001, U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable by each single class Portfolio in an amount equal to the administrative servicing fees paid to subsidiaries of U.S. Trust Corporation. Also effective August 1, 2001, U.S. Trust reduced its voluntary waiver with regard to multi-class Portfolios so that it receives administrative servicing fees at the annual rate of 0.25% of the average daily net asset value of each multi-class Portfolio's Shares class for which it provides administrative servicing. For the year ended March 31, 2002, U.S. Trust waived investment advisory and administration fees in amounts equal to the administration servicing fees for the Portfolios as follows:

Blended Equity Fund................................................... $565,791
Large Cap Growth Fund.................................................  164,262
Optimum Growth Fund...................................................    3,709
Small Cap Fund........................................................  105,901
Value and Restructuring Fund..........................................  514,795
Mid Cap Value Fund....................................................   12,246
Energy and Natural Resources Fund.....................................   30,052
Real Estate Fund......................................................   40,936
Technology Fund.......................................................    6,982
Biotechnology Fund....................................................   43,712

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund and the Trust. Each Portfolio's Shares are sold on a continuous basis by the Distributor.

  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, under which the Shares of Optimum Growth Fund and Mid Cap Value Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Portfolio Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Portfolio's outstanding shares. Effective August 1, 2001, until further notice, the Trust has voluntarily agreed to stop charging fees under the Distribution Plan.

  Effective September 24, 2001, the Portfolios entered into an agreement with Boston Financial Data Services, Inc. ("BFDS") under which BFDS provides shareholder servicing agency services to the Portfolios. Prior to September 24, 2001, J.P. Morgan Investor Services Co. acted as shareholder servicing agent to the Portfolios.

  Effective September 5, 2001, each Independent Director of Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. Independent Trustees of the Trust receive an annual fee of $6,000, plus a meeting fee of $1,000 for each meeting attended. The Chairman receives an additional fee of $5,000. Each member of the Nominating Committee receives an annual fee of $1,000 for services in connection with this committee, plus a meeting fee of $1,000 for each meeting attended. In addition, Directors and Trustees are reimbursed by Excelsior Fund and the

Trust, respectively, for reasonable expenses incurred when acting in their capacity as Directors and Trustees. Prior to September 5, 2001, each Independent Director of Excelsior Fund received an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and was reimbursed for expenses incurred for attending meetings. The Chairman received an additional annual fee of $5,000. Each member of the Nominating Committee received an annual fee of $2,000 for services in connection with this committee. Independent Trustees of the Trust received an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. The Chairman received an additional fee of $5,000. Each member of the Nominating Committee received an annual fee of $1,000 for services in connection with this committee. In addition, Directors and Trustees were reimbursed by Excelsior Fund and the Trust, respectively for reasonable expenses incurred when acting in their capacity as Directors and Trustees.

3. Purchases and Sales of Securities:

  For the year ended March 31, 2002, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       Purchases      Sales
                                                      ------------ ------------
Blended Equity Fund.................................. $297,624,834 $359,701,162
Large Cap Growth Fund................................   24,574,494   74,430,481
Optimum Growth Fund..................................   21,071,373   26,823,944
Small Cap Fund.......................................  192,578,020  139,328,978
Value and Restructuring Fund.........................  568,025,252  150,183,719
Mid Cap Value Fund...................................   56,176,908   14,432,492
Energy and Natural Resources Fund....................  113,489,176   74,358,993
Real Estate Fund.....................................   46,224,080   15,043,524
Technology Fund......................................   10,790,405   12,805,203
Biotechnology Fund...................................   44,807,122    9,023,426

4. Federal Taxes

  It is the policy of Excelsior Fund and the Trust that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, partnership income, deferral of losses on wash sales, dividends received from real estate investment trusts (REITs) and net capital losses and net currency losses incurred after October 31 and within the taxable year ("Post-October losses"). Due to the nature of distributions that the Real Estate Fund receives from REITs, the Real Estate Fund anticipates that it will have a tax basis return of capital. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

                           Undistributed Net   Accumulated Net     Paid-In-
                           Investment Income Realized Gain (Loss)   Capital
                           ----------------- -------------------- -----------
Large Cap Growth Fund.....    $1,254,239                  --      $(1,254,239)
Optimum Growth Fund.......        83,607          $  143,160         (226,767)
Small Cap Fund............        91,017              28,930         (119,947)
Mid Cap Value Fund........          (201)            226,829         (226,628)
Energy and Natural
 Resources Fund...........          (449)                449               --
Real Estate Fund..........       818,574           1,113,029       (1,931,603)
Technology Fund...........       187,178                  --         (187,178)
Biotechnology Fund........       236,833                  --         (236,833)

  The tax character of dividends and distributions paid during the years ended March 31, 2001 and March 31, 2002 were as follows:

                                                Long-Term   Return
                                    Ordinary     Capital      of
                                     Income       Gain     Capital     Total
                                   ----------- ----------- -------- -----------
Blended Equity Fund
  2001............................ $   213,595 $26,809,624       -- $27,023,219
  2002............................   1,647,157   3,334,740       --   4,981,897
Optimum Growth Fund
  2001............................          37  19,421,168       --  19,421,205
  2002............................          --          --       --          --
Small Cap Fund
  2001............................     552,989   7,572,357       --   8,125,346
  2002............................     210,854          -- $107,471     318,325
Value and Restructuring Fund
  2001............................  24,440,267          --       --  24,440,267
  2002............................   5,193,568          --       --   5,193,568
Mid Cap Value Fund
  2001............................   4,649,305  14,362,809       --  19,012,114
  2002............................     162,250   2,006,208       --   2,168,458
Energy and Natural Resources Fund
  2001............................   5,671,525   2,357,824       --   8,029,349
  2002............................   2,328,596   2,020,910       --   4,349,506
Real Estate Fund (1)
  2001............................   1,933,429          --  449,212   2,382,641
  2002............................   2,633,376          --  125,321   2,758,697
Technology Fund
  2001............................          --          --      563         563
  2002............................          --          --       --          --
Biotechnology Fund
  2001............................          --          --       --          --
  2002............................      26,689          --       --      26,689

------------
(1) The Real Estate Fund has a tax year end of June 30. The return of capital amount for 2002 represents tax return of capital distributions paid through June 30, 2001. The Portfolio expects to pay a tax return of capital for the fiscal year ended March 31, 2002 in excess of this amount. The amount of such excess cannot be determined until June 30, 2002, when the Portfolio completes its tax year end. Certain distributions made in the fiscal year ended March 31, 2001 have been reclassified as distributions from capital based on the final analysis performed when the Portfolio completed its tax year end as of June 30, 2001.

  As of March 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                    Long-Term     Post-        Capital       Unrealized
                         Ordinary    Capital     October         Loss       Appreciation
                          Income      Gain        Losses     Carryforward  (Depreciation)    Total
                         --------- ----------- ------------  ------------  -------------- ------------
Blended Equity Fund..... $ 570,265 $28,922,208           --            --   $221,110,110  $250,602,583
Large Cap Growth Fund...        --          -- $(28,311,174) $(33,027,567)   (26,546,577)  (87,885,318)
Optimum Growth Fund.....        --          --   (2,398,598)   (2,322,727)     6,104,105     1,382,780
Small Cap Fund..........        --          --           --   (10,674,661)    18,010,195     7,335,534
Value and Restructuring
Fund.................... 1,765,348          --     (396,185)  (33,950,403)   376,299,161   343,717,921
Mid Cap Value Fund......    29,277          --           --       (63,601)    15,467,892    15,433,568
Energy and Natural
Resources Fund..........   113,072          --   (2,403,745)   (3,994,010)    17,194,386    10,909,703
Real Estate Fund (1)....   556,323          --           --    (4,721,108)    11,166,246     7,001,461
Technology Fund.........        --          --   (9,918,860)  (11,868,896)   (10,018,923)  (31,806,679)
Biotechnology Fund......        --          --   (1,026,195)   (1,579,961)    (7,944,297)  (10,550,453)

------------
(1) The components of distributable earnings for the Real Estate Fund are estimated at March 31, 2002. The actual amounts to be distributed will not be determined until June 30, 2002 when the Portfolio completes its tax year end.

  Post-October losses are deemed to arise on the first business day of a Portfolio's next taxable year.

  For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2002, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                         Expiration Date Expiration Date Expiration Date Expiration Date
                            March 31,       March 31,       March 31,       March 31,
                              2007            2008            2009            2010
                         --------------- --------------- --------------- ---------------
Large Cap Growth Fund...          --       $ 8,373,927            --       $24,653,640
Optimum Growth Fund.....          --                --            --         2,322,727
Small Cap Fund..........          --                --      $596,597        10,078,064
Value and Restructuring
 Fund...................    $304,980        16,725,188            --        16,920,235
Mid Cap Value Fund......          --                --            --            63,601
Energy and Natural
 Resources Fund.........          --                --            --         3,994,010
Technology Fund.........          --                --       555,736        11,313,160
Biotechnology Fund......          --                --            --         1,579,961

  The Real Estate Fund, which has a tax year end of June 30, had Capital Loss Carryforwards for Federal tax purposes available to offset future net capital gains through June 30, 2007, June 30, 2008 and June 30, 2009 in the amounts of $307,218, $3,495,470 and $2,094,406, respectively.

  At March 31, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

                            Federal      Tax Basis     Tax Basis     Net Unrealized
                              Tax        Unrealized    Unrealized     Appreciation
                              Cost      Appreciation (Depreciation)  (Depreciation)
                         -------------- ------------ --------------  --------------
Blended Equity Fund..... $  451,305,348 $229,809,886 $  (8,699,776)   $221,110,110
Large Cap Growth Fund...    214,823,378   27,135,462   (53,682,039)    (26,546,577)
Optimum Growth Fund.....     41,980,104   11,626,326    (5,522,221)      6,104,105
Small Cap Fund..........    148,483,312   21,232,625    (3,222,430)     18,010,195
Value and Restructuring
 Fund...................  2,029,329,342  586,277,260  (209,978,099)    376,299,161
Mid Cap Value Fund......     88,657,773   19,255,825    (3,787,933)     15,467,892
Energy and Natural
 Resources Fund.........    111,053,139   19,055,220    (1,860,834)     17,194,386
Real Estate Fund........     81,197,196   11,429,048      (262,802)     11,166,246
Technology Fund.........     22,767,305      349,136   (10,368,059)    (10,018,923)
Biotechnology Fund......     50,270,041    2,006,029    (9,950,326)     (7,944,297)

5. Capital Transactions:

  Excelsior Fund currently has authorized capital of 35 billion shares of Common Stock, 31.375 billion of which is currently classified to represent interests in one of nineteen separate portfolios. Authorized capital currently offered for each Portfolio is as follows: 2.25 billion shares of the Blended Equity Fund; 1.5 billion shares of the Value and Restructuring Fund; 1 billion shares each of the Large Cap Growth Fund, Small Cap Fund and Energy and Natural Resources Fund; and 500 million shares each of Real Estate Fund, Technology Fund and Biotechnology Fund. Each share has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. The Trust currently has authorized an unlimited number of shares of beneficial interest of each class of each Portfolio. Each share has a par value of $.00001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of the Trust's Board of Trustees.

                                        Blended Equity Fund
                         ----------------------------------------------------
                                Year Ended                 Year Ended
                                 03/31/02                   03/31/01
                         -------------------------  -------------------------
                           Shares       Amounts       Shares       Amounts
                         ----------  -------------  ----------  -------------
Sold....................  2,785,915  $ 100,191,664   4,208,001  $ 196,483,037
Issued as reinvestment
 of dividends...........     36,203      1,288,279     169,841      7,405,748
Redeemed................ (3,516,947)  (124,782,122) (3,879,967)  (177,856,736)
                         ----------  -------------  ----------  -------------
Net Increase
 (Decrease).............   (694,829) $ (23,302,179)    497,875  $  26,032,049
                         ==========  =============  ==========  =============

                                       Large Cap Growth Fund
                         -----------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/02                    03/31/01
                         --------------------------  -------------------------
                           Shares        Amounts       Shares       Amounts
                         -----------  -------------  ----------  -------------
Sold....................   6,719,375  $  67,039,046   8,407,715  $ 135,100,556
Redeemed................ (12,864,125)  (122,940,712) (7,078,436)  (107,787,091)
                         -----------  -------------  ----------  -------------
Net Increase
 (Decrease).............  (6,144,750) $ (55,901,666)  1,329,279  $  27,313,465
                         ===========  =============  ==========  =============
                                        Optimum Growth Fund
                         -----------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/02                    03/31/01
                         --------------------------  -------------------------
                           Shares        Amounts       Shares       Amounts
                         -----------  -------------  ----------  -------------
Sold
  Shares................     198,283  $   2,487,961     457,035  $  10,281,236
  Institutional Shares..     996,521     12,986,035   1,110,345     23,296,172
Issued as reinvestment
 of dividends
  Shares................          --             --     144,067      2,698,375
  Institutional Shares..          --             --     192,846      3,660,214
Redeemed
  Shares................    (478,527)    (6,453,423)   (295,619)    (6,274,198)
  Institutional Shares..    (912,437)   (12,843,179)   (887,158)   (17,986,329)
                         -----------  -------------  ----------  -------------
Net Increase
 (Decrease).............    (196,160) $  (3,822,606)    721,516  $  15,675,470
                         ===========  =============  ==========  =============

                                           Small Cap Fund
                         -----------------------------------------------------
                                Year Ended                  Year Ended
                                 03/31/02                    03/31/01
                         --------------------------  -------------------------
                           Shares        Amounts       Shares       Amounts
                         -----------  -------------  ----------  -------------
Sold....................  12,503,657  $ 139,704,721   5,512,607  $  70,879,655
Issued as reinvestment
 of dividends...........       4,262         44,957      98,763      1,077,481
Redeemed................  (7,092,440)   (77,083,647) (3,962,598)   (49,309,883)
                         -----------  -------------  ----------  -------------
Net Increase............   5,415,479  $  62,666,031   1,648,772  $  22,647,253
                         ===========  =============  ==========  =============

                                     Value and Restructuring Fund
                         --------------------------------------------------------
                                 Year Ended                   Year Ended
                                  03/31/02                     03/31/01
                         ---------------------------  ---------------------------
                           Shares        Amounts        Shares        Amounts
                         -----------  --------------  -----------  --------------
Sold....................  33,190,455  $1,053,642,326   34,725,442  $1,146,862,405
Issued as reinvestment
 of dividends...........     116,834       3,624,257      477,425      15,085,279
Redeemed................ (18,679,343)   (580,909,493) (11,432,966)   (372,952,495)
                         -----------  --------------  -----------  --------------
Net Increase............  14,627,946  $  476,357,090   23,769,901  $  788,995,189
                         ===========  ==============  ===========  ==============
                                          Mid Cap Value Fund
                         --------------------------------------------------------
                                 Year Ended                   Year Ended
                                  03/31/02                     03/31/01
                         ---------------------------  ---------------------------
                           Shares        Amounts        Shares        Amounts
                         -----------  --------------  -----------  --------------
Sold
  Shares................   3,807,364  $   47,777,579      168,305  $    2,355,993
  Institutional Shares..   1,471,408      18,149,721    1,355,482      15,972,741
Issued as reinvestment
 of dividends
  Shares................       9,948         122,470       27,923         311,343
  Institutional Shares..         669           8,216          439           4,939
Redeemed
  Shares................    (218,195)     (2,794,247)     (14,188)       (234,118)
  Institutional Shares..    (838,282)    (10,565,761)    (463,082)     (8,404,642)
                         -----------  --------------  -----------  --------------
Net Increase............   4,232,912  $   52,697,978    1,074,879  $   10,006,256
                         ===========  ==============  ===========  ==============

                                   Energy and Natural Resources Fund
                         --------------------------------------------------------
                                 Year Ended                   Year Ended
                                  03/31/02                     03/31/01
                         ---------------------------  ---------------------------
                           Shares        Amounts        Shares        Amounts
                         -----------  --------------  -----------  --------------
Sold....................   5,556,212  $   82,489,059    5,078,268  $   81,697,755
Issued as reinvestment
 of dividends...........     195,836       2,576,666      255,760       3,581,874
Redeemed................  (3,458,338)    (48,202,515)  (3,333,226)    (52,654,687)
                         -----------  --------------  -----------  --------------
Net Increase............   2,293,710  $   36,863,210    2,000,802  $   32,624,942
                         ===========  ==============  ===========  ==============

                                         Real Estate Fund
                           ------------------------------------------------
                                 Year Ended               Year Ended
                                  03/31/02                 03/31/01
                           -----------------------  -----------------------
                             Shares      Amounts      Shares      Amounts
                           ----------  -----------  ----------  -----------
Sold......................  8,260,914  $53,953,232   2,077,443  $12,105,219
Issued as reinvestment of
 dividends................     15,071       94,450       9,766       56,896
Redeemed.................. (2,681,446) (17,790,262) (1,284,275)  (7,594,013)
                           ----------  -----------  ----------  -----------
Net Increase..............  5,594,539  $36,257,420     802,934  $ 4,568,102
                           ==========  ===========  ==========  ===========
                                          Technology Fund
                           ------------------------------------------------
                                 Year Ended
                                  03/31/02           03/31/00* - 03/31/01
                           -----------------------  -----------------------
                             Shares      Amounts      Shares      Amounts
                           ----------  -----------  ----------  -----------
Sold......................  4,578,890  $10,073,311  11,672,887  $55,873,450
Issued as reinvestment of
 dividends................         --           --           4           29
Redeemed.................. (7,094,030) (15,594,158) (1,367,907)  (5,862,241)
                           ----------  -----------  ----------  -----------
Net Increase (Decrease)... (2,515,140) $(5,520,847) 10,304,984  $50,011,238
                           ==========  ===========  ==========  ===========

                                        Biotechnology Fund
                           ------------------------------------------------
                                 Year Ended
                                  03/31/02               12/31/00* - 03/31/01
                           -----------------------  -----------------------
                             Shares      Amounts      Shares      Amounts
                           ----------  -----------  ----------  -----------
Sold......................  7,847,789  $41,236,280   3,017,351  $18,734,367
Issued as reinvestment of
 dividends................         60          328          --           --
Redeemed.................. (1,454,742)  (6,865,037)    (20,788)    (113,678)
                           ----------  -----------  ----------  -----------
Net Increase..............  6,393,107  $34,371,571   2,996,563  $18,620,689
                           ==========  ===========  ==========  ===========

--------
* Commencement of Operations.

6. Organization Costs:

  Excelsior Fund and the Trust have borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs incurred prior to June 30, 1998 are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations. Organization costs of the Technology and Biotechnology Funds, which commenced operations on March 31, 2000 and December 31, 2000, respectively, have been expensed as incurred in accordance with regulatory requirements.

7. Line of Credit:

  The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by The JPMorgan Chase Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended March 31, 2002, the Portfolios had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Boards of Directors/Trustees of Excelsior Funds, Inc. and Excelsior Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, Real Estate, Technology, and Biotechnology Funds (eight of the portfolios constituting the Excelsior Funds, Inc., and two of the portfolios constituting the Excelsior Funds Trust) (collectively, the "Funds") as of March 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blended Equity, Large Cap Growth, Optimum Growth, Small Cap, Value and Restructuring, Mid Cap Value, Energy and Natural Resources, Real Estate, Technology, and Biotechnology Funds at March 31, 2002, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                               /s/ Ernst & Young LLP

Boston, Massachusetts
May 10, 2002

  Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

  Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a "Company" and collectively, the "Excelsior Funds Complex") is set forth below. Directors/Trustees who are not deemed to be "interested persons" of the Excelsior Funds Complex as defined in the 1940 Act are referred to as "Independent Board Members." Directors/trustees who are deemed to be "interested persons" of the Excelsior Funds Complex are referred to as "Interested Board Members." Currently, the Excelsior Funds Complex does not have any Interested Board Members.

                                                                                      Number of
                                                                                    Portfolios in
                                            Term of                                   Excelsior
                     Position(s)           Office and                               Funds Complex     Other
                      Held with            Length of                                 Overseen by  Directorships
   Name, Address,        each                 Time       Principal Occupation(s)        Board     Held by Board
       Age(1)          Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
   --------------    -----------------     ---------- ----------------------------  ------------- -------------
 INDEPENDENT BOARD MEMBERS
 Frederick S. Wonham    Director/Trustee,  Since 1997 Retired; Chairman of the            33          None
  Age: 70               Chairman of                   Board (since 1997) and
                        the Board                     President, Treasurer and
                                                      Director (since 1995) of
                                                      Excelsior Fund and Excelsior
                                                      Tax-Exempt Fund; Chairman of
                                                      the Boards (since 1997),
                                                      President, Treasurer and
                                                      Trustee (since 1995) of
                                                      Excelsior Funds Trust; Vice
                                                      Chairman of U.S. Trust
                                                      Corporation and U.S. Trust
                                                      New York (from February 1990
                                                      until September 1995); and
                                                      Chairman, U.S. Trust Company
                                                      (from March 1993 to May
                                                      1997).

 Rodman L. Drake        Director/Trustee   Since 1994 Director of Excelsior Fund          33          None
  Age: 59                                             and Excelsior Tax-Exempt
                                                      Fund (since 1996); Trustee
                                                      of Excelsior Funds Trust
                                                      (since 1994); Director,
                                                      Parsons Brinkerhoff, Inc.
                                                      (engineering firm) (since
                                                      1995); President,
                                                      Continuation Investments
                                                      Group, Inc. (since 1997);
                                                      President, Mandrake Group
                                                      (investment and consulting
                                                      firm) (1994-1997); Chairman,
                                                      MetroCashcard International
                                                      Inc. (since 1999); Director,
                                                      Hotelivision, Inc. (since
                                                      1999); Director, Alliance
                                                      Group Services, Inc. (since
                                                      1998); Director, Clean Fuels
                                                      Technology Corp. (since
                                                      1998); Director, Absolute
                                                      Quality Inc.(since 2000);
                                                      Director, Hyperion Total
                                                      Return Fund, Inc. and three
                                                      other funds for which
                                                      Hyperion Capital Management,
                                                      Inc. serves as investment
                                                      adviser (since 1991);
                                                      Director, The Latin America
                                                      Smaller Companies Fund, Inc.
                                                      (from 1993 to 1998).

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                  Position(s)           Length of                                 Overseen by  Directorships
 Name, Address,  Held with each            Time       Principal Occupation(s)        Board     Held by Board
     Age(1)         Company             Served(2)       During Past 5 Years        Member(3)     Member(4)
 --------------   ----------------      ---------- ----------------------------  ------------- -------------
 Ralph E. Gomory    Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 72                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); President,
                                                   Alfred P. Sloan Foundation
                                                   (since 1989); Director,
                                                   Ashland, Inc. (refining,
                                                   distribution, road
                                                   construction) (since 1989);
                                                   Director, Lexmark
                                                   International, Inc. (printer
                                                   manufacturing) (since 1991);
                                                   Director, Washington Post
                                                   Company (media) (since
                                                   1989); Director, Polariod
                                                   Company (cameras and film)
                                                   (since 1993).

 Mel Hall           Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 57                                  2000    and Excelsior Tax-Exempt
                                                   Fund (since July 2000);
                                                   Trustee of Excelsior Funds
                                                   Trust (since July 2000);
                                                   Chief Executive Officer,
                                                   Comprehensive Health
                                                   Services, Inc. (health care
                                                   management and
                                                   administration).

 Roger M. Lynch     Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 61                               September  and Excelsior Tax-Exempt
                                           2001    Fund and Trustee of
                                                   Excelsior Funds Trust (since
                                                   September 2001); Retired:
                                                   Chairman of the Board of
                                                   Trustees of Fairfield
                                                   University (since 1996);
                                                   Director, SLD Commodities,
                                                   Inc. (importer of nuts)
                                                   (since 1991); President,
                                                   Corporate Asset Funding Co.,
                                                   Inc. (asset securitization)
                                                   (from 1987 to 1999); General
                                                   Partner (from 1980 to 1986)
                                                   and Limited Partner (from
                                                   1986 to 1999), Goldman Sachs
                                                   & Co.; Chairman, Goldman
                                                   Sachs Money Markets, Inc.
                                                   (from 1982 to 1986).

 Jonathan Piel      Director/Trustee      Since    Director of Excelsior Fund          33          None
  Age: 63                                  1994    and Excelsior Tax-Exempt
                                                   Fund (since 1996); Trustee
                                                   of Excelsior Funds Trust
                                                   (since 1994); Director,
                                                   Group for The South Fork,
                                                   Bridgehampton, New York
                                                   (since 1993); and Member,
                                                   Advisory Committee, Knight
                                                   Journalism Fellowships,
                                                   Massachusetts Institute of
                                                   Technology (since 1984);
                                                   Candidate for the degree of
                                                   Master of Professional
                                                   Studies, Interactive
                                                   Telecommunication Program,
                                                   Tisch School of the Arts,
                                                   New York University;
                                                   expected date of Graduation,
                                                   May 2002.

                                                                                   Number of
                                                                                 Portfolios in
                                       Term of                                     Excelsior
                                     Office and                                  Funds Complex     Other
                      Position(s)     Length of                                   Overseen by  Directorships
   Name, Address,    Held with each     Time         Principal Occupation(s)         Board     Held by Board
       Age(1)           Company       Served(2)        During Past 5 Years         Member(3)     Member(4)
   --------------    -------------- ------------- ----------------------------   ------------- -------------
 OFFICERS
 Stephen C.           President     Since         Executive Vice President,           N/A           N/A
  Hassenfelt Age:                   February 2002 U.S. Trust Corporation
  52                                              (since January 2002);
                                                  Chairman, U.S. Trust Company
                                                  of North Carolina (since
                                                  1999); Chairman and Chief
                                                  Executive Officer, NCT
                                                  Opportunities, Inc. (since
                                                  1994); Chairman and founder,
                                                  North Carolina Trust Company
                                                  (from 1984 to 1999);
                                                  Director, Guilford Mills,
                                                  Inc. (since 1989) and The
                                                  Tenner Companies (since
                                                  1993).

 Brian Schmidt        Vice          Since 2001    Senior Vice President, U.S.         N/A           N/A
  225 High Ridge      President,                  Trust Company (since 1998);
  Road Stamford, CT   Chief                       Vice President, U.S. Trust
  06905 Age: 43       Financial                   Company (from 1996-1998);
                      Officer and                 Vice President, Chief
                      Treasurer                   Financial Officer and
                                                  Treasurer, Excelsior Fund,
                                                  Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001); Chief
                                                  Financial Officer, Excelsior
                                                  Venture Investors III, LLC
                                                  and Excelsior Venture
                                                  Partners III, LLC (since
                                                  2001); Chief Financial
                                                  Officer, Excelsior Private
                                                  Equity Fund II, Inc. (since
                                                  1997) and UST Private Equity
                                                  Fund, Inc. (since 1995).

 Frank Bruno          Vice          Since 2001    Vice President, U.S. Trust          N/A           N/A
  225 High Ridge      President                   Company (since 1994); Vice
  Road Stamford, CT   and                         President and Assistant
  06905 Age: 42       Assistant                   Treasurer, Excelsior Fund,
                      Treasurer                   Excelsior Tax-Exempt Fund
                                                  and Excelsior Funds Trust
                                                  (since February 2001);
                                                  Treasurer, Excelsior Venture
                                                  Investors III, LLC and
                                                  Excelsior Venture Partners
                                                  III, LLC (since 2001),
                                                  Excelsior Private Equity
                                                  Fund II, Inc. (since 1997)
                                                  and UST Private Equity Fund,
                                                  Inc. (since 1995).

 W. Bruce McConnel,   Secretary     Since 1984    Partner of the law firm of          N/A           N/A
  III One Logan                                   Drinker Biddle & Reath LLP.
  Square 18th and
  Cherry Streets
  Philadelphia, PA
  19103-6996
  Age: 59

                                                                                   Number of
                                                                                 Portfolios in
                                         Term of                                   Excelsior
                                        Office and                               Funds Complex     Other
                          Position(s)   Length of                                 Overseen by  Directorships
  Name, Address,         Held with each    Time       Principal Occupation(s)        Board     Held by Board
      Age(1)                Company     Served(2)       During Past 5 Years        Member(3)     Member(4)
  --------------         -------------- ---------- ----------------------------  ------------- -------------
Diane E. McCarthy         Assistant     Since      Partner of the law firm of         N/A           N/A
 One Logan Square         Secretary     February   Drinker Biddle & Reath LLP.
 18th and Cherry Streets                2002
 Philadelphia, PA
 19103-6996
 Age: 50

Julia Babik               Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 530 East                 Treasurer                since May 1993. Director of
 Swedesford Road                                   Funds Accounting, SEI
 Wayne, PA 19087                                   Investments, since 2000;
 Age: 33                                           Fund Accounting Manager,
                                                   1997-2000.

Timothy D. Barto          Assistant     Since 2001 Employed by SEI Investments        N/A           N/A
 One Freedom              Treasurer                since October 1999. Vice
 Valley Drive                                      President and Assistant
 Oaks, PA 19456                                    Secretary of SEI Investments
 Age: 34                                           since December 1999.
                                                   Associate at Dechert, Price
                                                   & Rhoads (1997-1999).
                                                   Associate at Richter, Miller
                                                   & Finn (1993-1997).

--------
(1) Each director/trustee may be contacted by writing to Excelsior Funds, One Freedom Valley Drive, Oaks, PA 19456.
(2) Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns is removed, or becomes disqualified in accordance with each Company's by-laws.
(3) The Excelsior Funds Complex consists of all registered investment companies (Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of March 31, 2002, the Excelsior Funds Complex consisted of 33 Funds.
(4) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

        Voting Results of Special Meetings of Shareholders: (Unaudited)

  On September 7, 2001 there was a special meeting of the shareholders of Excelsior Funds Trust, at such meeting shareholders of were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds Trust.

   For the proposal...............................................    74,992,212
   Against the proposal...........................................       104,955
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds Trust.

   For the proposal...............................................    74,983,840
   Against the proposal...........................................        51,955
   Abstain........................................................        61,677

  On September 7, 2001 and continued until September 14, 2001, there was a special meeting of the shareholders of Excelsior Funds Inc. and Excelsior Tax-
Exempt Funds, Inc., at such meeting shareholders were asked to consider two proposals. The following were the results of the vote by proposal:

    1. To consider and act upon a proposal to elect Messrs. Drake, Gomory, Hall, Lynch, Piel and Wonham as Trustees of Excelsior Funds, Inc. and
  Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,605,422,870
   Against the proposal...........................................    46,506,773
   Abstain........................................................             0

    2. The ratification of the selection of Ernst & Young LLP as independent auditors for Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

   For the proposal............................................... 2,617,069,459
   Against the proposal...........................................    31,498,404
   Abstain........................................................     3,361,780

                     Federal Tax Information: (Unaudited)

  For the year ended March 31, 2002, the percentage of dividends paid that qualify for the 70.0% dividends received deduction for corporate shareholders, the designation of long-term capital gain, and the percentage of income earned from direct U.S. Treasury obligations for the portfolios are approximated as follows:

                                                                     20% Long-
                                                           Dividends    Term
                                                           Received   Capital
                                                           Deduction    Gain
                                                           --------- ----------
Blended Equity Fund.......................................    100%   $3,334,740
Large Cap Growth Fund.....................................      --           --
Optimum Growth Fund.......................................      --           --
Small Cap Fund............................................  88.05%           --
Value and Restructuring Fund..............................  90.04%           --
Mid Cap Value Fund........................................  91.99%    2,006,208
Energy and Natural Resources Fund.........................  56.17%    2,020,910
Technology Fund...........................................      --           --
Biotechnology Fund........................................      --           --


                                                                     AR-DE-0302